U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ X ]

         Pre-Effective Amendment No.
                                            --------

         Post-Effective Amendment No.          1
                                            --------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

         Amendment No.                         4
                                            --------

                        (Check appropriate box or boxes)

                          TFS CAPITAL INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         1800 Bayberry Court, Suite 103
                            Richmond, Virginia 23226
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (804) 484-1401

                                 Wade R. Bridge
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

/ / immediately  upon filing  pursuant to paragraph (b)
/ / on (date)  pursuant to paragraph  (b)
/ / 60 days after  filing  pursuant to  paragraph  (a) (1)
/ / on (date)  pursuant to  paragraph  (a) (1)
/X/ 75 days after  filing  pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a) (2) of Rule 485(b)


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TFS MARKET NEUTRAL FUND
TFS SMALL CAP FUND



[insert logo]





TFS CAPITAL INVESTMENT TRUST


PROSPECTUS: November 1, 2005


For more information or assistance in opening an account, please call toll-free 1-888-534-2001.










This prospectus has information about the TFS Funds that you should know before you invest. The Funds may not be suitable for all investors. Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations, before making an investment. In addition, this document should be kept with your investment records.


The Securities and Exchange Commission has not approved or disapproved the Funds shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS
================================================================================


       Risk/Return Summary ........................................    3
       Fees and Expenses ..........................................   12
       Fund Management ............................................   13
       How the Funds Value Their Shares ...........................   16
       How to Buy Shares ..........................................   17
       How to Redeem Shares .......................................   21
       Dividends, Distributions and Taxes .........................   25
       Financial Highlights .......................................   26
       Customer Privacy Policy ....................................   28
       For More Information .......................................   30

RISK/RETURN SUMMARY
================================================================================
TFS MARKET NEUTRAL FUND

INVESTMENT OBJECTIVE

TFS MARKET NEUTRAL FUND seeks to produce capital appreciation while having a low correlation to the U.S. equity market. The term "U.S. equity market" means the S&P 500 Index. In addition, it seeks to produce lower volatility than would result from a long-only investment in the U.S. equity market. "Long-only" refers to a portfolio of common stocks that mimics the movement of the S&P 500 Index, as opposed to one that attempts to hedge equity market risk through the use of short positions, equity options or futures contracts. There is no guarantee that the Fund will achieve its investment objectives.

PRIMARY INVESTMENT STRATEGIES

MARKET NEUTRAL DEFINITION: The Fund employs a "market neutral" strategy, which is defined by TFS Capital LLC (the "Adviser" or "TFS") as a strategy designed to generate returns that have a low correlation to the U.S. equity market. Consequently, the Adviser will actively manage the Fund's holdings in an effort to maintain a low correlation to the movements of the U.S. equity market. The Fund does not seek to adhere to any other definition of market neutrality including, but not limited to, dollar neutrality, beta neutrality, capitalization neutrality or sector neutrality.

TECHNIQUES FOR MAINTAINING MARKET NEUTRALITY: The Fund seeks to minimize overall U.S. equity market risk by taking both long and short positions in U.S. common stocks. The Fund will generally own a diversified portfolio of common stocks and will maintain a short position in a different diversified portfolio of common stocks. While the Fund will primarily invest in common stocks, it may invest in equity options, financial futures, and other types of equity derivatives. These additional securities would be used by the Adviser, in lieu of suitable common stock or because of liquidity constraints, to offset positions and maintain the desired level of market neutrality. The Fund expects to rarely utilize derivative securities and will generally be 100% invested in individual common stocks. The Fund will not use derivatives for speculative purposes and will not commit more than 20% of the Fund's net assets to investments in derivative securities.

When the Fund is selling securities short it must maintain a segregated account with its custodian of cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (e.g. U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

TYPES OF SECURITIES UTILIZED: The Fund will primarily invest in common stocks that are traded on U.S. exchanges or derivatives of such securities. The Fund will not be limited to selecting common stocks within a specific market capitalization, sector or style (e.g., growth vs. value). The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks. Consequently, the portfolio of common stocks selected for investment by the Adviser is expected to contain a diverse range of equity styles, capitalizations, and sectors. The Fund expects that the average capitalization of the portfolio will be in the `Mid' capitalization range ($1 to $5 billion market capitalization). The sector weightings, average capitalization and style classification are not intended to be static and will vary over time.

The Fund may commit up to 25% of its net assets (with both long and short positions) in other registered investment companies ("RICs"). RICs include, among others, open-end mutual funds, closed-end funds and exchange traded funds, and incur management fees and other operating expenses. A closed-end fund is a fund that has a set number of shares outstanding and trades like a stock on a stock exchange. Exchange traded funds generally consist of portfolios of stocks which closely track the performance and dividend yield of an index, either broad based, sector or international. Exchange traded funds trade like common stocks and can be bought and sold throughout a trading day. The Fund expects at this time that the majority of its investments in RICs will be in closed-end funds. Closed-end funds trade at either a discount or premium to the underlying net asset value of the securities held by the closed-end fund. The Adviser believes that certain inefficiencies exist in the marketplace with the pricing of closed-end funds and that these inefficiencies provide potential investment opportunities for the Fund.

QUANTITATIVE STOCK SELECTION MODELS: The Adviser utilizes quantitative and objective investment decision-making processes to select individual common stocks for the Fund. The Adviser has developed proprietary "stock-selection" models that are intended to predict the future performance of individual stocks relative to the overall U.S. equity market. These models were developed through extensive historical analysis of stock-screening variables. The models may include fundamental and technical variables, as well as macro-economic indicators. The exact variables utilized are deemed to be proprietary and the Adviser believes it is in the best interest of the Fund to not disclose these variables. With the assistance of multiple trading models, the Adviser will purchase common stocks (long positions) that it expects to outperform the overall U.S. equity market and will also sell short securities that it expects to underperform the overall U.S. equity market. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

------------------------------------------------
A LONG POSITION REPRESENTS AN ORDINARY  PURCHASE
OF A COMMON  STOCK.

A  SHORT  POSITION  (MAKING  A  SHORT  SALE)  IS
ESTABLISHED  BY   SELLING  BORROWED  SHARES  AND
ATTEMPTING  TO  BUY  THEM BACK AT A LOWER PRICE.
BORROWED  SHARES MUST  BE  REPAID  (I.E.,  SHORT
POSITIONS  MUST  BE  "COVERED")  WHETHER  OR NOT
THE STOCK PRICE DECLINES.
------------------------------------------------

FREQUENT POSITION REBALANCING: Each quantitative model developed by the Adviser is designed to rebalance at a predetermined time interval. However, not all models rebalance on the same time interval. Consequently, because multiple models may dictate trading decisions on a portion of the overall portfolio, different portions of the portfolio may rebalance at different time intervals. Moreover, the share of the overall portfolio assigned to each model may change over time resulting in more or less frequent rebalancing. It should be noted that although the models are designed to rebalance at a predetermined time interval, the Adviser may open and close positions, at its sole discretion, and will frequently do so for operational and other reasons. The models are generally designed to rebalance on a daily, weekly, monthly or quarterly basis. At each interval, each individual model will re-rank the entire population of U.S. common stocks in order to determine what trades are required on that portion of the overall portfolio. Typically, rebalancing results in the Adviser only selling, or covering in the case of short positions, a small portion of the Fund's portfolio and replacing them with new securities. The Adviser believes that there are significant benefits to frequently evaluating its models and rebalancing the Fund's portfolio as suggested by the models. Consequently, the Fund expects to engage in frequent portfolio transactions that will result in a portfolio turnover that is significantly higher than that of most other mutual funds. The Adviser anticipates that the Fund's annual portfolio turnover rate will not exceed 500%.

LEVERAGING: When the Adviser believes that market conditions are appropriate, the Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as "leveraging." The Fund may "leverage" up to 33% of the value of the Fund's total assets which includes the value of the borrowed assets. The Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in common stock when the Fund believes the return from the common stock financed will be greater than the interest expense paid on the borrowing. The Adviser believes, given the Fund's market neutral strategy style that the strategic use of leverage is valuable in producing attractive performance and is in the best interest of shareholders.

RISKS RELATED TO PRIMARY INVESTMENT STRATEGIES

     An investment in the Market Neutral Fund carries risk and, if you invest in the Fund, you may lose money. Keep in mind that the investment strategies used by the

Fund are highly speculative and involve a high degree of risk. Below are the primary risks unique to an investment in this Fund. Please see the section "Principal Risks Related to Both Funds" below for additional risk information.

     MARKET NEUTRAL STYLE RISK - During a "bull" market, when most equity securities and long-only mutual funds are increasing in value, the Fund's short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds. This underperformance is an expected effect of the ongoing hedging techniques that are a core component of the Fund's strategy.

     SHORT SALE RISK - Short sales are transactions in which the Fund sells a stock it does not own. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

     Keep in mind that the Fund's investments in shorted stocks are more risky than its investments in its long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, there is no limit on the amount of losses that the Fund could incur with respect to securities sold short. Before investing in the Fund, make sure you completely consider these risks.

     The Fund will incur increased transaction costs associated with selling securities short. In addition, when the Fund is selling stocks short, it must maintain a segregated account with its custodian of cash or high-grade securities equal to (i) the greater of the current market value of the stocks sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

     RISKS OF INVESTMENTS IN RICS -- To the extent that it invests in other RICs, the Fund incurs greater expenses, such as its own management fees and other operating expenses, than an investor would incur who invested directly in the RICs. The Fund's investments in other RICs are subject to all of the underlying risks of such RICs. These include such general risks as market risk and management risk. In addition to these risks, the Fund's investment in a closed-end or exchange traded fund is subject to the risk that the fund may trade at prices significantly different from the fund's net asset value. Investments in a closed-end fund may be subject to liquidity risk (that is, the potential that the Fund may be unable to dispose of the closed-end fund shares promptly or at a reasonable price).

     DERIVATIVE RISK - Each Fund may invest in derivatives consisting primarily of equity options and financial futures. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce a Fund's return. In addition, a Fund may be unable to close out a position because the market for an option or futures contract may become illiquid.

     LEVERAGING RISK - The Fund's leveraging activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund. The Fund may lose money as a result of its leveraging activities.

     HIGH MANAGEMENT FEE - It should be noted that the Fund's management fees are higher than the fees charged to manage most other mutual funds. The
     Adviser believes that the fees are reasonable in relation to the operationally intensive and highly complex strategies used in managing the Fund's assets. For a basic understanding of the costs of investing in the Funds, please review the cost information described in the "Fees and Expenses" section of this Prospectus.

MARKET NEUTRAL FUND'S PERFORMANCE HISTORY

There is no performance information included in this section because the Fund has not completed a full calendar year of operations.

TFS SMALL CAP FUND

INVESTMENT OBJECTIVE

TFS SMALL CAP FUND seeks long-term capital appreciation. In addition, it seeks to outperform the Russell 2000 Index and its performance relative to this benchmark will impact management fees. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings from investment purposes) in the common stocks of "small cap companies." A small cap company is defined by the Adviser as a company whose market capitalization, at the time of purchase, is no larger than the largest market capitalization of the companies included in the Russell 2000 Index ($1.8 billion as of May 31, 2005). The average market capitalization of the companies included in the Russell 2000 Index was $664.9 million and, median market capitalization was approximately $539.5 million as of May 31, 2005. The Fund may also invest a portion of its assets in "micro cap companies." A micro cap company is defined by the Adviser as a company with a market capitalization of $300 million or less.

The Fund may continue to hold investments in companies whose market capitalizations appreciate to levels in excess of the upper end of the range of the Fund's investment focus. As a result, it is possible that more than 20% of the Fund's net assets may be invested in companies whose market capitalizations fall outside the capitalization range of the Russell 2000 Index.

TYPES OF SECURITIES UTILIZED: The Fund will primarily invest in common stocks of small cap and micro cap companies that are traded on U.S. exchanges. The Fund is not sector or style (e.g., growth vs. value) specific. The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks of "small cap companies". Consequently, the portfolio of common stocks selected for investment by the Adviser is expected to contain a diverse range of equity styles, capitalizations, and sectors. The sector weightings, average capitalization and style classification are not intended to be static and will vary over time.

QUANTITATIVE STOCK SELECTION MODELS: The Adviser utilizes a quantitative and objective investment decision-making processes to select individual common stocks for the Fund. The Adviser has developed proprietary "stock-selection" models that are intended to predict the future performance of individual stocks relative to the Russell 2000 Index. These models were developed through extensive historical analysis of stock-screening variables. The models may include fundamental and technical variables, as well as macro-economic indicators. The exact variables utilized are deemed to be proprietary and the Adviser believes it is in the best interest of the Fund to not disclose these variables. With the assistance of multiple trading models, the Adviser will purchase common stocks that it expects to outperform the Russell 2000 Index. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

RISKS RELATED TO PRIMARY INVESTMENT STRATEGIES

     An investment in the TFS Small Cap Fund carries risk and, if you invest in the Fund, you may lose money. Please see the section "Principal Risks Related to Both Funds" below for additional risk information. The primary risks unique to an investment in this Fund are:

     SMALL CAP AND MICRO CAP STOCKS - Small cap stocks typically are more volatile and less liquid than larger cap stocks. Small cap companies may have a shorter history of operations and may lack depth of management. Small cap companies may be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. Securities of smaller companies may have more limited trading markets than the larger companies. To the extent the Fund invests in micro-cap companies, these same risks apply and they may apply to even a greater extent.

PERFORMANCE HISTORY

The Small Cap Fund is a new fund and does not have any performance history to report.

PRINCIPAL RISKS RELATED TO BOTH FUNDS

     MARKET RISK - The risk of losing money due to general market movements is called market risk. Given that stock prices can be extremely volatile, a Fund's share price may be subject to extreme fluctuations. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company's own unique prospects.

     SPECIAL NOTE TO MARKET NEUTRAL FUND INVESTORS: The TFS Market Neutral Fund's use of short sales is intended to cause its performance to fluctuate with a low correlation to the U.S. equity market.

     MANAGEMENT RISK - The success of a Fund's strategy is dependent on the Adviser's ability and stock selection process to correctly identify a Fund's investments. If the Adviser is unsuccessful, a Fund will likely experience losses regardless of the overall performance of the U.S. equity market.

     OTHER PORTFOLIO MANAGEMENT ACTIVITIES OF THE ADVISER - The Adviser also serves as managing member or portfolio manager to the following four private investment companies: Huntrise Capital Partners LLC, Huntrise Capital Leveraged Partners LLC, Huntrise Global Partners Ltd. and Huntrise Market Neutral LLC. The objectives and strategies used in these private funds may be similar to the objectives and strategies utilized in the Funds. As a result, there is the potential for conflicts of interest to arise. To avoid conflicts of interest, the Adviser actively monitors its trading activity across all of its clients to ensure no client is advantaged or disadvantaged over another. This includes the rotating of trades between clients and/or the placement of trades at different points during the day. In addition, it is possible that laws could be passed or regulations adopted that would limit or restrict the Adviser's ability to manage both the Fund and the private investment companies.

     SPECIAL NOTE TO MARKET NEUTRAL FUND INVESTORS: The Adviser anticipates that the TFS Market Neutral Fund will hold a portfolio of securities with a higher average market capitalization than those of the other private investment companies managed by the Adviser, which would mitigate the potential for conflicts of interest.

     REDEMPTION FEE - Each Fund accepts requests for purchases and redemptions of Fund shares daily, however, it does impose a 2% fee on redemptions of Fund shares that occur within 180 days of the date of their purchase (see "How to Redeem Shares" for more information). Each Fund is designed to be a long term investment and, if you do not intend to hold your shares of the Funds for at least 180 days, it may not be a suitable investment for you. The Adviser, along with the Board of Trustees, believes that the 2% redemption fee should reduce the risk of frequent trading in a Fund's shares.

     TRANSACTION COSTS - Transaction costs refer to the charges that are associated with buying and selling securities. As a result of each Fund's expected high rate of portfolio turnover, the Funds will likely incur higher brokerage, tax and custody charges than those associated with an average equity fund. These costs will directly and indirectly increase the cost of your investment in a Fund.

     SPECIAL NOTE TO MARKET NEUTRAL INVESTORS: The Market Neutral Fund's use of short selling may result in greater transaction costs than those associated with an investment in the Small Cap Fund.

     HIGH PORTFOLIO TURNOVER RISK - Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. Each Fund's investment strategies are expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. In fact, both Funds expect that most gains that are generated will be realized. It is possible that each Fund may distribute sizable taxable capital gains to its shareholders, regardless of a Fund's net performance. In addition to the adverse tax consequences, frequent trading also results in higher transaction costs as compared to most other mutual funds.

     TAX INEFFICIENCY - Each Fund's anticipated high portfolio turnover is expected to cause any gains that are generated during a given year to be recognized as realized gains for tax purposes. In addition to being realized gains, it is expected that most or all of the gains generated will be categorized as short-term capital gains which will be subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Funds, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

ADDITIONAL RISKS AND CONSIDERATIONS

     SCHEDULE OF HOLDINGS - Given the expected high portfolio turnover of the Funds, a Fund's holdings at quarter-end may be materially different than securities held by a Fund throughout the quarter. Consequently, you should recognize that the holdings described on any quarterly reports may be significantly different than the holdings of a Fund at any given point in time.

     LIMITED CAPACITY - The strategies utilized by the Adviser have limited capacity which means that there is a limit on the amount of assets that can be accepted by a Fund. Consequently, it is expected that the Funds will eventually stop accepting new shareholders or subsequent investments from existing shareholders. The Adviser cannot determine in advance how quickly this will occur or at what asset level the Funds will choose to close.

     TEMPORARY DEFENSIVE POSITIONS - From time to time, the Funds may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Funds may hold all or a portion of their assets in money market instruments, including money market funds or repurchase agreements. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

CHANGE IN OBJECTIVE

Each Fund's investment objective may not be changed by the board of trustees without shareholder approval.

FEES AND EXPENSES

================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

     Sales Charge (Load) Imposed on Purchases                           None
     Contingent Deferred Sales Charge (Load)                            None
     Sales Charge (Load) Imposed on Reinvested Dividends                None
     Redemption Fee (as a percentage of the amount redeemed)          2.0%(1)(2)



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                 TFS MARKET     TFS SMALL CAP
                                                NEUTRAL FUND        FUND
     Management Fees                               2.25%           1.00%(3)
     Distribution (12b-1) Fees                     None            None
     Interest and Dividends Expense                0.77%           None
     Other Expenses                                3.80%           1.92(4)
     Total Annual Fund Operating Expenses          6.82%           2.92%
     Less Management Fee Reductions and
     Expense Reimbursements(5)                     3.56%           0.42%
     Net Annual Fund Operating Expenses            3.26%           2.50%

(1) The redemption fee is imposed only on redemptions of shares WITHIN 180 DAYS OF THE DATE OF PURCHASE and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

(2) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

(3) The base management fee of the TFS Small Cap Fund is 1.00%. Beginning on January 1, 2007, this fee may be increased or decreased by 1.00% (the "Performance Fee Adjustment") if the Fund outperforms or underperforms its benchmark by at least 1.00%. See "Fund Management" for additional information on how the management fee is calculated.

(4) Other Expenses for the TFS Small Cap Fund are based on estimated expenses for the current fiscal year assuming average daily net assets of $10 million.

(5) The Adviser has contractually agreed to reduce its management fees and to absorb the Funds' operating expenses (for the life of Funds) to the extent necessary to limit each Fund's annual ordinary operating expenses (with respect to the TFS Small Cap Fund, prior to the Performance Fee Adjustment described on page 14) to an amount not exceeding 2.50% of their average daily net assets. Management fee reductions and expenses absorbed by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the respective Fund's ordinary operating expenses to exceed the 2.50% limit. Ordinary operating expenses includes all fund expenses except brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short and extraordinary expenses.

     The Adviser's right to receive repayment for any fee reductions and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to a Fund. Extraordinary expenses would include the costs of a merger involving the Funds.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TFS Market Neutral Fund

          1 Year          3 Years          5 Years         10 Years
          ------          -------          -------         --------
           $329            $1,004          $1,702           $3,558

TFS Small Cap Fund*

          1 Year          3 Years
          ------          -------
           $253             $779

*New funds must report only a 1 year and 3 years expense Example.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Statement of Additional Information.


FUND MANAGEMENT
================================================================================

THE INVESTMENT ADVISER

TFS Capital LLC ("TFS"), 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226, serves as the investment adviser to the Funds. Larry S. Eiben, Kevin J. Gates, and Richard J. Gates are the Principals of TFS and each serves on the Portfolio Management Committee that will be responsible for determining the investments of the Funds. Mr. Eiben also serves as the President and a Trustee of the Trust. Messrs. Eiben, Gates, and Gates formed TFS in October of 1997 and have been managing various investment products on behalf of their clients since that date. Mr. Eric Newman also serves on the Portfolio Management Committee. In addition, Messrs. Eiben, Gates, Gates and Newman serve on the Portfolio Management Committee for the following four private investment companies managed by TFS: Huntrise Capital Partners LLC, Huntrise Capital

Leveraged Partners LLC, Huntrise Global Partners Ltd. and Huntrise Market Neutral LLC.

For its investment advisory services, the Market Neutral Fund pays TFS an investment advisory fee computed at the annual rate of 2.25% of the Fund's average daily net assets, less any fee reductions. The Small Cap Fund will pay TFS an investment advisory fee computed at the annual rate of 1.00% of its average daily net assets, which may be increased or decreased by 1.00% according to the Performance Fee Adjustment described below.

TFS has agreed (for the life of the Funds) to reduce its investment advisory fees and to absorb a Fund's expenses to the extent necessary to limit each Fund's aggregate annual ordinary operating expenses (with respect to the TFS Small Cap Fund, prior to the Performance Fee Adjustment described below) to 2.50% of its average daily net assets. Any such fee reductions by TFS, or payments by TFS of expenses which are a Fund's obligation, are subject to repayment by the respective Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 2.50% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Funds or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically as to a Fund if, as and when the Adviser ceases to serve as investment adviser of the Fund.

SMALL CAP FUND - PERFORMANCE FEE ADJUSTMENT

The Small Cap Fund pays TFS an advisory fee equal to the annual rate of 1.00% of the average value of its daily net assets (the "Base Fee"). Adjustments to the Base Fee will be made by comparison of the Fund's investment performance for the applicable performance period to the investment performance of the Fund's benchmark index (the Russell 2000 Index) for the same period (the "Performance Fee Adjustment"). The applicable performance period is a rolling twelve month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Base Fee with respect to the Fund will be increased by 1.00% per annum (to 2.00%) if the Fund outperforms its benchmark by at least 1.00% for the previous twelve months, and decreased by 1.00% per annum (to 0.00%) if the Fund underperforms its benchmark by at least 1.00% for the previous twelve months.

TFS will not receive the Performance Fee Adjustment for periods during which the Fund has negative investment performance, even if the Fund outperforms its benchmark by at least 1.00%. During such periods, the Fund will receive only its Base Fee. If the Fund has negative investment performance and underperforms its benchmark by at least 1.00%, the Base Fee will be reduced by 1.00% (to 0.00%).

The maximum monthly fee rate as adjusted for performance will be 1/12 of 2.00% of the Fund's average daily net assets and will be payable if the Fund's performance is positive and if it exceeds the Fund's benchmark index by 1.00% or more for the performance period.

The minimum monthly fee rate as adjusted for performance will be 0.00% of a Fund's average daily net assets and will be payable if the investment performance of the Fund is exceeded by the investment performance of the Fund's benchmark by 1.00% or more for the performance period.

The Fund's investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Fund's benchmark index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund's benchmark index, will be treated as reinvested in accordance with applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. Any calculations of the investment performance of the Fund and the investment performance of the Fund's benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

The Performance Fee Adjustment will not be applied until January 1, 2007. Until such date TFS will receive the Base Fee, less any fee reductions.

PORTFOLIO MANAGEMENT COMMITTEE

The Adviser employs a team of investment professionals to manage the Funds' investments. The lead managers of the Portfolio Management Committee are:

Larry Eiben - Mr. Eiben serves as the Chief Operations Officer for the Adviser and serves primarily in an oversight role. He provides strategic direction and input into strategy development but does not perform analysis or execute trades. He has served in this capacity since the Adviser's inception in October of 1997.

Kevin Gates - Mr. Gates is primarily responsible for strategy development. As part of this role, he performs security analysis as well as assists with the execution of trades. Mr. Gates has served in this capacity since the Adviser's inception in October of 1997.

Richard Gates - Mr. Gates is primarily responsible for strategy development. As part of this role, he performs security analysis as well as assists with the execution of trades. Mr. Gates also is responsible for managing the Adviser's various brokerage relationships. He has served in these roles since the Adviser's inception in October of 1997.

Eric Newman - Mr. Newman is primarily responsible for strategy development. As part of this role, he performs security analysis as well as assists with the execution of trades. Mr. Newman has served in this capacity since February of 2003. Prior to that date Mr. Newman served as an analyst for Capital One Financial Corporation.

The Funds' Statement of Additional Information contains additional information about the members of the Portfolio Management Committee, including the basis for their compensation, other accounts managed by them, and their ownership of Fund shares.


THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (referred to as "Ultimus or Transfer Agent"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The Statement of Additional Information has more detailed information about TFS and other service providers to the Fund.

HOW THE FUNDS VALUE THEIR SHARES
================================================================================

The net asset value ("NAV") of each Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange ("NYSE") is open for business. To calculate a Fund's NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of a Fund, securities are valued at market value as of the close on the NYSE on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for long positions and at the closing ask price for short positions for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ.

When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees. A Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before a Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is used, the prices of the securities used to calculate the Fund's NAV may differ from quoted or published prices for the same securities.

With respect to any portion of a Fund's assets that are invested in one or more open-end registered management investment companies (known as RICs), the Fund's NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.


HOW TO BUY SHARES
================================================================================

The Funds are no-load. This means that shares may be purchased without imposition of a sales charge. Shares of each Fund are available for purchase every day the New York Stock Exchange is open for business, at the Fund's NAV next calculated after receipt of a purchase order in proper form. Purchase orders must be received prior to 4:00 p.m. Eastern time. Each Fund reserves the right to reject any purchase request. Shareholders who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

The Transfer Agent mails you confirmations of all purchases, redemptions, or exchanges of Fund shares unless the shares are purchased through a broker or financial intermediary. If shares are purchased in this manner, transaction confirmations are generally the responsibility of such broker or intermediary. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in each Fund is $5,000 for all types of accounts. The minimum investment requirements may be waived or reduced for any reason at the discretion of the Adviser.

OPENING AN ACCOUNT

Shares may be purchased directly through the Transfer Agent or through a third-party broker provided that the Funds are available for distribution on the broker's platform.

PURCHASING THROUGH THE FUND'S TRANSFER AGENT:

The first step to opening an account directly with the Transfer Agent is to complete the appropriate account application. Applications vary depending on the account type (e.g., personal taxable account, IRA, ROTH IRA, etc.) so please contact the Transfer Agent or Adviser to ensure that you have the required paperwork.

Upon completing the required paperwork, an account may be funded by check or bank wire, as follows:

     BY CHECK.
     Mail the account application along with a check payable to the `TFS (INSERT FUND NAME) Fund' to Transfer Agent at the following address:

               TFS Funds
               c/o Ultimus Fund Solutions, LLC
               P.O. Box 46707
               Cincinnati, Ohio 45246-0707

     All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, cashiers checks or third party checks will be accepted. A fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons.


     When shares are purchased by check and you decide to redeem shares very soon after your purchase, the proceeds from the redemption of those shares will not be made available to you until the Fund collects payment for your purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. In the event the Fund cannot recover these losses or fees from the investor, a determination will be made by Fund management as to who bears the costs. Keep in mind, the Fund (i.e. shareholders) could end up paying for these costs.

     BY WIRE

     Once an account application is submitted and accepted, an account number is created. The account number can then be used to process a wire transfer into the account according to the instructions below.


     Bank:                      US Bank, N.A.
     Bank City & State:         Cincinnati, OH
     Federal ABA Number:        042000013
     Account Name:              TFS (insert fund name) Fund
     Account Number:            130100789515
     For Further Credit To:     [Insert Name(s) on Your Account]
                                [Insert Your Account Number]

     An order is considered received when US Bank, the Funds' custodian, receives payment by wire. However, the completed account application must be received and approved by the Transfer Agent before the wire payment is made. Your financial institution may charge a fee for wiring funds.

     To expedite the new account set up process, the Transfer Agent may accept, at its discretion, a facsimile copy of the required account application. Upon receipt of such application, the Transfer Agent may assign an account number to be used for wiring purposes. The Transfer Agent will require that the original application with signature be mailed to the Transfer Agent.

     If  you  have  any   questions,   please   call  the   Transfer   Agent  at
     1-888-534-2001. A representative will assist you.


PURCHASING THROUGH YOUR BROKER OR FINANCIAL INSTITUTION:

Shares of the Funds may be purchased through certain brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Funds. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds' Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

     o By sending a check, made payable to the "TFS (insert fund name) Fund", c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by a Fund as a result of any check returned for insufficient funds. Please include your account number in the `memo' section of the check.
     o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should notify the Transfer Agent by calling 1-888-534-2001 before wiring funds.
     o    Through your brokerage firm or other financial institution.
     o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH electronically transfers funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-888-534-2001. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-888-534-2001. There are no charges for ACH transactions imposed by the Funds or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

ACH may be used to make direct investments into the Funds of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

FREQUENT TRADING POLICIES


Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. When monitoring shareholder purchases and redemptions the Funds do not apply a quantitative definition to frequent trading. Instead the Funds use a subjective approach which in itself could lead to inconsistent application of the Funds' frequent trading policies.

In its efforts to curb frequent trading in the Funds, the Board of Trustees has taken the following actions:

     o Reserving the right of the Funds to reject any purchase order for any reason or no reason, including purchase orders from potential investors that a Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject an order applies to any order, including an order placed by financial intermediaries;
     o Reserving the right to limit the number of exchanges between the Funds; and
     o Imposing a 2% redemption fee on redemptions that occur within 180 days of the share purchase. The redemption fee will be used by the Funds to defray the expenses associated with the redemption.

The Funds do not accommodate frequent purchases or redemptions of their shares.

When financial intermediaries establish omnibus accounts in the Funds for their clients, the Funds cannot monitor the individual clients' trading activity. However, the Funds' service providers review trading activity at the omnibus account level, and look for activity that may indicate potential frequent trading or market timing. If the Funds detect suspicious trading activity, the Funds will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage frequent purchases and redemptions of their shares, the Funds cannot guarantee that such trading will not occur.

EXCHANGES

Shareholders may exchange their Fund shares for shares of another TFS Fund. No transaction fees or redemption fees are charged on exchanges between the Funds. Each Fund reserves the right to reject exchanges for any reason.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss.


HOW TO REDEEM SHARES
================================================================================

Shares of each Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

     BY MAIL. You may redeem shares by mailing a written request to TFS Capital Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. To be considered in "proper form", written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

     SIGNATURES. If you request a redemption of shares having a value of $25,000 or more, or the payment of the proceeds of a redemption is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signature guarantees by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and their Transfer Agent reserve the right to amend these standards at any time without notice.

     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

     BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-888-534-2001. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-888-534-2001.

     Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on, the account application. Shareholders will be charged a fee of $15 by the Funds custodian for outgoing wires.

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

     The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. The NAV is normally determined at 4:00 p.m. Eastern time. If your brokerage firm or financial institution has not been authorized by the Funds to accept orders on their behalf you may be required to submit your redemption request at an earlier time during the day in order for your redemption to be forwarded to the Transfer Agent prior to the 4:00 pm Eastern time close. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Be sure and read their program materials closely to ensure proper handling of your orders.

RECEIVING PAYMENT

The Funds normally make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

REDEMPTION FEE

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within 180 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.


Currently, the Funds do not charge a redemption fee on exchanges between the Funds. However, the Adviser has been authorized to reject any exchange request that it deems potentially disruptive to the Funds. This in no way impacts your right to redeem your Fund shares. In addition, the Funds have reserved the right, at any time, to implement a redemption fee on exchanges between the Funds. Also, the Funds have reserved the right to institute a policy limiting the number of exchanges permitted.

The redemption fee will not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; and
(2) certain omnibus accounts where the omnibus accountholder does not have the operational capability to impose a redemption fee on its underlying customers' accounts.

In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder;
(ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; and (iv) redemptions resulting from the settlement of an estate due to the death of the shareholder.

MINIMUM ACCOUNT BALANCE

The Funds may redeem shares in an account without prior approval of the shareholder, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $5,000 due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in a Fund's NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Redemptions that are performed pursuant to this provision may be charged the redemption fee described above if the shares have not been held for 180 days.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-888-534-2001 for additional information.

REDEMPTIONS IN KIND

The Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." However, each Fund has committed to pay in cash all redemption requests limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of its net assets at the beginning of such period. If you receive a redemption in kind it will consist of securities equal in market value to your Fund shares. When you convert these securities to cash, you will pay brokerage charges. Please keep in mind that until you sell the received securities you are subject to market risk.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Funds unless you elect to receive them in cash. The Funds' distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

Each Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. Each Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of a Fund, certain income from the Funds may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

A Fund's transactions in options and futures contracts are subject to special tax rules. These rules and the rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified in January each year about the federal tax status of distributions made by the Funds during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the TFS Market Neutral Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Information is not provided for the TFS Small Cap Fund because the public offering of that Fund has not commenced as of the date of this Prospectus.

TFS MARKET NEUTRAL FUND

FINANCIAL HIGHLIGHTS

============================================================================================================
                                                                                           Period
                                                                                            Ended
                                                                                           June 30,
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                              2005 (a)
------------------------------------------------------------------------------------------------------------

  Net asset value at beginning of period                                                   $    10.00
                                                                                           ----------

  Income from investment operations:
    Net investment loss                                                                         (0.11)
    Net realized and unrealized gains on investments                                             0.49
                                                                                           ----------
  Total from investment operations                                                               0.38
                                                                                           ----------

  Less distributions:
    Distributions from net realized gains                                                       (0.01)
                                                                                           ----------

  Proceeds from redemption fees collected                                                        0.00(b)
                                                                                           ----------

  Net asset value at end of period                                                              10.37
                                                                                           ==========

RATIOS AND SUPPLEMENTAL DATA:
  Total return (c)                                                                               3.77%(d)
                                                                                           ==========

  Net assets at end of period (000's)                                                           8,101
                                                                                           ==========

  Ratio of gross expenses to average net assets                                                  6.82%(g)

  Ratio of gross expenses to average net assets excluding dividend expense (e)                   6.05%(g)



                                                   -26-

   Ratio of net expenses to average net assets excluding dividend expense (e) (f)                2.49%(g)

   Ratio of net investment loss to average net assets (f)                                       -1.77%(g)

   Portfolio turnover rate                                                                        368%(g)
------------------------------------------------------------------------------------------------------------

(a) Represents the period from the commencement of operations (September 7, 2004) through June 30, 2005.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions of the redemption of Fund shares.

(d)  Not annualized.

(e) Dividend expense totaled 0.77% (f) of average net assets for the period ended June 30, 2005.

(f)  Ratio was determined after advisory fee waivers and expense reimbursements.

(g)  Annualized.

CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about customers or former customers to anyone, except as permitted to serve your account or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for TFS Capital Investment Trust (the "Trust"), TFS Capital LLC, the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

TFS Capital LLC does maintain a different privacy policy for other clients that it services, however, this policy will be the policy adhered to for all shareholders of the TFS Market Neutral Fund.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1-888-534-2001 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

INVESTMENT ADVISER                       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TFS Capital LLC                          Deloitte & Touche LLP
1800 Bayberry Court, Suite 103           250 East Fifth Street
Richmond, Virginia 23226                 Cincinnati, Ohio 45202

ADMINISTRATOR/TRANSFER AGENT             LEGAL COUNSEL
Ultimus Fund Solutions, LLC              Sullivan & Worcester LLP
225 Pictoria Drive, Suite 450            One Post Office Square
Cincinnati, Ohio 45246                   Boston, Massachusetts 02109

CUSTODIAN
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

FOR MORE INFORMATION
================================================================================
In addition to the information contained in the Prospectus, the following documents are available free upon request:

o ANNUAL AND SEMIANNUAL REPORTS The Funds distribute annual and semiannual reports to shareholders that contain detailed information on the Funds' investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year.

o    STATEMENT OF ADDITIONAL INFORMATION (SAI)
     The SAI provides more detailed information about the Funds. It is incorporated by reference and is legally considered a part of this Prospectus.

You may request copies of these materials and other information, without charge, or make inquiries to the Funds by writing to Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. You may also call toll-free:

                                 1-888-534-2001

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, know as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of the Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address: PUBLICINFO@SEC.GOV.

                    Investment Company Act File No. 811-21531

                            TFS MARKET NEUTRAL FUND
                               TFS SMALL CAP FUND

                            Investment Portfolios of

                          TFS CAPITAL INVESTMENT TRUST

                       Statement of Additional Information

                                November 1, 2005


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for TFS Market Neutral Fund and TFS Small Cap Fund dated November 1, 2005, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing TFS Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-534-2001.

                                TABLE OF CONTENTS

FUNDS OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS........................    2

CALCULATION OF NET ASSET VALUE ............................................   14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................   16

SPECIAL SHAREHOLDER SERVICES ..............................................   16

MANAGEMENT OF THE TRUST ...................................................   18

INVESTMENT ADVISER ........................................................   21

PORTFOLIO TRANSACTIONS ....................................................   26

OTHER SERVICE PROVIDERS ...................................................   27

GENERAL INFORMATION .......................................................   30

ADDITIONAL TAX INFORMATION ................................................   34

PERFORMANCE INFORMATION ...................................................   37

FINANCIAL STATEMENTS ......................................................   40

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES) .........................   41

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

     TFS Capital Investment Trust (the "Trust") is an open-end management investment company which currently offers two diversified investment portfolios, TFS Market Neutral Fund and TFS Small Cap Fund (individually a "Fund", together the "Funds"). The Trust was organized and the Agreement and Declaration of Trust was filed with the State of Ohio on January 30, 2004.


               FUNDS OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVES

     The TFS Market Neutral Fund's investment objective is to provide capital appreciation while having a low correlation to the U.S. equity market. In addition, the Fund seeks to produce lower volatility than would result from a long-only investment in the U.S. equity market. The term "U.S. equity market" implies a diversified benchmark for the overall market such as the S&P 500 Index.


     The TFS Small Cap Fund's investment objective is long-term capital appreciation. In addition, it seeks to outperform the Russell 2000 Index.


                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

     Information contained in this Statement of Additional Information expands upon information contained in the Funds' Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus.


     EQUITY SECURITIES. In addition to common stocks, the Funds may invest in preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock or convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's").

     Each Fund may invest up to 5% of its total assets in the securities of any one investment company (including open-end funds, closed-end funds and exchange-traded funds), provided that a Fund may not acquire more than 3% of the outstanding securities of any one investment company, and provided further that no more than 10% of a Fund's total assets may be invested in the securities of investment companies in the aggregate. Notwithstanding the foregoing percentage limitations, a Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by the Funds and all affiliated persons of the Funds. The Funds will incur additional expenses due to the duplication of expenses to the extent they invest in other investment companies. The TFS Market Neutral Fund does not presently intend to invest more than 25% of the value of its total assets in other investment companies and the TFS Small Cap Fund does not intend to invest more than 10% of the value of its total assets in other investment companies.

     REAL ESTATE INVESTMENT TRUSTS. The Funds may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Funds distributions may also be designated as a return of capital. Each Fund does not presently intend to invest more than 10% of the value of its net assets in REITS.

     SHORT SELLING OF SECURITIES. The TFS Market Neutral Fund engages in short selling of securities as part of its principal investment strategies. The Funds' Prospectus contains detailed information regarding the TFS Market Neutral Fund's use of short selling as part of its investment strategy. The discussion that follows provides additional information regarding how short selling is used by the Fund.

     In a short sale of securities, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by a fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     The TFS Small Cap Fund does not anticipate engaging in short sales; however, if it does, it will limit its exposure to 5% of its net assets.

     U.S. GOVERNMENT SECURITIES. The Funds may invest a portion of their assets in U.S. Government Securities, which include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Financing Corporation, and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

     FOREIGN SECURITIES. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with each Fund's investment objective.

     The same factors would be considered by the Adviser in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. The Funds may invest in foreign issuers directly or through the purchase of AMERICAN DEPOSITORY RECEIPTS ("ADRS").

     ADRS, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

     OPTIONS AND FUTURES. The Funds may engage in certain transactions in options and futures contracts and options on futures contracts. The discussion below provides additional information regarding the use of futures and options transactions.

REGULATORY MATTERS. The Funds will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to the issuance of senior securities. Additionally, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Funds are not subject to regulation or registration as a commodity pool operator under the CEA.

FUTURES AND OPTIONS TRANSACTIONS. The Funds may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of a Fund's portfolio securities. To the extent that there is a correlation between a Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit a Fund to retain its securities positions.

     The Funds may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Funds may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Funds may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

     By purchasing a put option on an individual stock, a Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

     By purchasing a call option on a stock index, a Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

     The Funds may engage in the writing (selling) of covered call options with respect to the securities in a Fund's portfolio to supplement a Fund's income and enhance total returns. The Funds may write (sell) listed or over-the-counter call options on individual securities held by a Fund, on baskets of such securities or on a Fund's portfolio as a whole. The Funds will write only covered call options, that is, a Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if a Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if a Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by a Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. A Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides a Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce a Fund's returns if the value of the underlying security or index increases and the option position is exercised or closed out by a Fund at a loss.

RISKS OF FUTURES AND OPTIONS. The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing a Fund's portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to a Fund, if the investment manager is not successful in employing such instruments in managing a Fund's investments or in predicting market changes, a Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield. The Funds current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange traded options.

RISKS OF OPTIONS ON STOCK INDICES. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Funds to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

     The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

STOCK INDEX FUTURES CHARACTERISTICS. Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by a Fund will be based upon, among other things, applicability to a Fund's stated objective, the liquidity offered by such contracts, the volatility of the underlying index and the correlation of the index to a Fund's positions.

     Unlike when a Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, a Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (e.g. U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which a Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by a Fund, the price of the underlying stock index declined, thereby making a Fund's position less valuable. In all instances involving the purchase of stock index futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with a Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, a Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

     Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If a Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, a Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

     LEVERAGING ACTIVITIES AND BORROWING MONEY. When the Adviser believes that market conditions are appropriate, a Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as "leveraging." Each Fund may "leverage" up to 33% of the value of its total assets which includes the value of the borrowed assets. The Funds may borrow money from a bank in a privately arranged transaction to increase the money available to a Fund to invest in common stock when a Fund believes the return from the common stock financed will be greater than the interest expense paid on the borrowing. The Adviser believes, in the case of the Market Neutral Fund, that extensive use of leverage may be valuable in producing attractive performance and is in the best interest of shareholders.

     The risks of borrowing include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of a Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in all market conditions could be a greater decrease in net asset value per share than if a Fund had not borrowed money. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for a Fund to liquidate certain of its investments at an inappropriate time.

     COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Funds may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Funds may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

     ILLIQUID SECURITIES. The Funds typically will not purchase illiquid securities, but in the rare case that a Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, a Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of a Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.

     A Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

     REPURCHASE AGREEMENTS. The Funds may purchase securities pursuant to repurchase agreements. A repurchase agreement is considered a type of loan. Under the terms of a repurchase agreement, a Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with a Fund's Custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, a Fund has the right to sell the collateral and recover the amount due from the seller. However, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by a Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

     LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

     At such time as the Funds engage in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

INVESTMENT RESTRICTIONS

     Each Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of the respective Fund's outstanding shares. In addition, the Funds are subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the respective Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of a Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     The Funds may not:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

     2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

     3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

     5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

     6. Purchase securities of companies for the purpose of exercising control.

     7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

     8. Purchase or sell commodities or commodities contracts, except that the Funds may purchase and sell financial futures contracts and options thereon.

     Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of a Fund's investments or in the net assets of a Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER


     The portfolio turnover rate for a Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The Adviser expects to engage in frequent portfolio transactions that will result in portfolio turnover that is significantly higher than that of most other mutual funds. For the fiscal period ended June 30, 2005 the TFS Market Neutral Fund's annualized portfolio turnover rate was 368%. It is anticipated that the annual portfolio turnover rate of the TFS Small Cap Fund will not typically exceed 500%.


                         CALCULATION OF NET ASSET VALUE

     The net asset value of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     For purposes of computing the net asset value of a Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the mean of the most recent bid and ask prices on the NYSE or other primary exchange. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

TRADING IN FOREIGN SECURITIES. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing the net asset value, a Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, these securities may be valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

     The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the fair market value of its net assets.

     The Funds may pay the proceeds of a redemption by making an in-kind distribution of securities, but have committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of a Fund. In this event, the securities would be valued in the same manner as a Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Funds offer the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, exchange or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing a Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Transfer Agent. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Shareholders under this plan are still subject to the redemption fees for withdrawals that occur within 180 days of the investment (as described in the "Redemption Fee" section of the Prospectus). Costs in conjunction with the administration of the plan are borne by the respective Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon thirty days' written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-888-534-2001, or by writing to:

                                    TFS Funds
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707

                           Cincinnati, Ohio 45246-0707

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST

     Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently six Trustees, five of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The disinterested Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:


                                                                                                                    NUMBER OF
                                                                               PRINCIPAL OCCUPATION(S)              PORTFOLIOS
                                                                                       DURING                        IN FUND
                                                         POSITION(S)                PAST 5 YEARS AND                 COMPLEX
                                   LENGTH OF              HELD WITH            DIRECTORSHIPS OF PUBLIC               OVERSEEN
NAME, ADDRESS AND AGE              TIME SERVED              TRUST                     COMPANIES**                   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

Larry S. Eiben (age 33)               Since              Trustee and       Chief Operating Officer and                  2
1800 Bayberry Court, Suite 103       January              President        Chief Compliance Officer of
Richmond, Virginia   23226            2004                                 TFS Capital, LLC

Independent Trustees:

Merle C. Hazelton (age 43)         Since June              Trustee         Treasury Manager of                          2
1800 Bayberry Court, Suite 103        2004                                 Genworth Financial, Inc.
Richmond, Virginia   23226                                                 from May 2004 to present;
                                                                           Treasury Manager of GE
                                                                           Financial Assurance from
                                                                           October 2001 to May 2004;
                                                                           Controller of Quality
                                                                           Control Services from June
                                                                           2001 - October 2001;
                                                                           Assistant Treasurer of
                                                                           Heilig-Meyers from October
                                                                           1999 - June 2001

Mark J. Malone (age 39)            Since June              Trustee         Director of Institutional                    2
1800 Bayberry Court, Suite 103        2004                                 Equities of Deutsche Bank
Richmond, Virginia   23226                                                 Securities from June 1998 -
                                                                           present



Brian O'Connell (age 46)           Since June              Trustee         Independent writer/author                    2
1800 Bayberry Court, Suite 103        2004                                 from January 1996 - present
Richmond, Virginia   23226


Thomas Michael Frederick           Since June              Trustee         Associate Director of                        2
(age 33)                              2004                                 Virginia  Student Aid
1800 Bayberry Court, Suite 103                                             Foundation from February
Richmond, Virginia   23226                                                 2004 - present; Associate
                                                                           Chief Financial Officer of
                                                                           Samuel James Ltd. from
                                                                           February 2003 - February
                                                                           2004; Associate with Morgan
                                                                           Stanley from August 2002 -
                                                                           December 2003; player in
                                                                           the National Football
                                                                           League from May 1994 -
                                                                           September 2000.

Larry J. Sabato (age 53)           Since June              Trustee         Professor of Politics at                     2
1800 Bayberry Court, Suite 103        2004                                 the University of Virginia
Richmond, Virginia   23226                                                 from September 1978 -
                                                                           present.


EXECUTIVE OFFICERS:

Robert G. Dorsey (age 48)             Since             Vice President     Managing Director of
225 Pictoria Drive, Suite 450       June 2004                              Ultimus Fund Solutions, LLC
Cincinnati, Ohio 45246                                                     and Ultimus Fund
                                                                           Distributors, LLC

Mark J. Seger (age 43)             Since June             Treasurer        Managing Director of
225 Pictoria Drive, Suite 450         2004                                 Ultimus Fund Solutions, LLC
Cincinnati, Ohio 45246                                                     and Ultimus Fund
                                                                           Distributors, LLC

John F. Splain (age 49)            Since June             Secretary        Managing Director of
225 Pictoria Drive, Suite 450         2004                                 Ultimus Fund Solutions, LLC
Cincinnati, Ohio 45246                                                     and Ultimus Fund
                                                                           Distributors, LLC

     * Larry S. Eiben, as an affiliated person of TFS Capital LLC (the "Adviser"), is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     **   None of the Trustees are directors of public companies.

     BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for identifying and nominating qualified individuals to serve as Trustees. The Trustees have also established an Audit Committee, the principal functions of which are: the appointment, retention and oversight of the Trust's independent auditors; (ii) to meet separately with the independent auditors and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. Messrs. Hazelton, O'Connell, Malone, Frederick and Sabato are the members of the Nominating Committee and the Audit Committee. The Nominating Committee does not currently consider nominees recommended by shareholders of the Fund. The Audit Committee met one time during the fiscal period ended June 30, 2005.

     The Trustees have also established a Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. Messrs. Hazelton, O'Connell, Malone, Frederick and Sabato are the members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee did not meet during the fiscal period ended June 30, 2005.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2004.


                              Dollar Range of
                            Market Neutral Fund          Dollar Range of                    Aggregate Dollar
                               Shares Owned         Small Cap Fund Shares Owned     Range of Shares of All Funds in
                               by Trustee                  by Trustee               Fund Complex Overseen by Trustee
Name of Trustee
------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
Larry S. Eiben               Over $100,000                   None                           Over $100,000

INDEPENDENT TRUSTEES:
Merle C. Hazelton             $1-$10,000                     None                            $1-$10,000
Mark J. Malone                $1-$10,000                     None                            $1-$10,000
Brian O'Connell               $1-$10,000                     None                            $1-$10,000
Thomas Michael Frederick      $1-$10,000                     None                            $1-$10,000
Larry J. Sabato               $1-$10,000                     None                            $1-$10,000

     As of July 31, 2005, the officers and Trustees owned of record and beneficially 6.2% the outstanding shares of the TFS Market Neutral Fund.

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is not an interested person of the Trust receives from the Trust an annual retainer of $1,000, payable quarterly, plus a fee of $750 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation paid during the fiscal period ended June 30, 2005 to each of the Trustees:

                                                                                             Total
                                  Aggregate                           Estimated          Compensation
                                Compensation        Pension or          Annual          Paid for Service
                               Paid for Service     Retirement       Benefits Upon      to the Trust and
Trustee                         to the Trust      Benefits Accrued     Retirement         Fund Complex
-----------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
Larry S. Eiben                      None                N/A               N/A                 None

INDEPENDENT TRUSTEES:                                                     N/A                 N/A
Merle C. Hazelton                  $4,000               N/A               N/A                $4,000
Mark J. Malone                     $4,000               N/A               N/A                $4,000
Brian O'Connell                    $3,000               N/A               N/A                $3,000
Thomas Michael Frederick           $4,000               N/A               N/A                $4,000
Larry J. Sabato                    $2,500               N/A               N/A                $2,500


                               INVESTMENT ADVISER

     TFS Capital, LLC (the "Adviser"), 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226, serves as investment adviser to each Fund. The Adviser, founded in October 1997, is a registered investment adviser that manages more than $65 million in assets as of July 31, 2005. Subject to investment objectives and policies approved by the Trustees of the Trust, the Adviser manages each Fund's portfolio and makes all investment decisions for the Funds, and continuously reviews, supervises and administers the Funds' investment programs.


     For these services, the TFS Market Neutral Fund pays the Adviser a monthly fee at the annual rate of 2.25%. During the fiscal period ended June 30, 2005, the TFS Market Neutral Fund accrued advisory fees of $110,296; however, in order to reduce the Fund's operating expenses, the Adviser waived all of such fees and, in addition, reimbursed $65,112 of the Fund's other operating expenses.

     The Small Cap Fund will pay the Adviser an investment advisory fee computed at the annual rate of 1.00% of its average daily net assets (the "Base Fee"), subject to the Performance Fee Adjustment described below.

     The Adviser has agreed (for the life of the Funds) to reduce its investment advisory fees and to absorb the Funds' expenses to the extent necessary to limit each Fund's aggregate annual ordinary operating expenses to 2.50% of its average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are a Fund's obligation, are subject to repayment by such Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 2.50% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Funds or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if, as and when the Adviser ceases to serve as investment adviser of a Fund. Such limitation of 2.50% for the TFS Small Cap Fund shall be calculated prior to the application of the Performance Fee Adjustment, as described below. As of June 30, 2005, the Adviser may in the future recoup from the TFS Market Neutral Fund advisory fee waivers and expense reimbursements totaling $175,408, subject to the conditions described in this paragraph.

TFS SMALL CAP FUND -- PERFORMANCE FEE ADJUSTMENT


     Effective January 1, 2007, adjustments to the Base Fee paid by the TFS Small Cap Fund will be made by comparison of the Fund's investment performance for the applicable performance period to the investment performance of the Fund's benchmark index (the Russell 2000 Index) for the same period (the "Performance Fee Adjustment"). The applicable performance period is a rolling twelve month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Base Fee with respect to the Fund will be increased by 1.00% per annum if the Fund outperforms its benchmark by at least 1.00% for the previous twelve months, and decreased by 1.00% per annum if the Fund underperforms its benchmark by at least 1.00% for the previous twelve months.

     TFS will not receive the Performance Fee Adjustment for periods during which the Fund has negative investment performance, even if the Fund outperforms its benchmark by at least 1.00%. During such periods, the Fund will receive only its Base Fee. If the Fund has negative investment performance and underperforms its benchmark by at least 1.00%, the Base Fee will be reduced by 1.00%.

     The maximum monthly fee rate as adjusted for performance will be 1/12 of 2.00% of the Fund's average daily net assets and will be payable if the Fund performance is positive and if it exceeds the Fund's benchmark index by 1.00% or more for the performance period. The minimum monthly fee rate as adjusted for performance will be 0.00% of a Fund's average daily net assets and will be payable if the investment performance of the Fund is exceeded by the investment performance of the Fund's benchmark by 1.00% or more for the performance period.


     The table below sets forth the fee to which the Adviser would be entitled, assuming that it performs at the indicated levels relative to the TFS Small Cap Fund's benchmark.

                                                      The Adviser will receive

If the Performance of the Fund:                             a fee of:

Underperforms the benchmark by: (1.00%) or more               0.00%
Underperforms the benchmark by: (0.01%) to (0.99%)            1.00%
Equals the benchmark: 0.00%                                   1.00%
Outperforms the benchmark by: 0.01% to 0.99%                  1.00%
Outperforms the benchmark by: 1.00% or more                   2.00%


     The TFS Small Cap Fund's investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Fund's benchmark index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund's benchmark index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. Any calculations of the investment performance of the Fund and the investment performance of the Fund's benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

GENERAL DISCUSSION OF THE ADVISORY AGREEMENTS

     Each Fund's Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.


     The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, approved the Advisory Agreement for the TFS Market Neutral Fund at the Trust's organizational meeting of the Board of Trustees held on June 10, 2004. The TFS Small Cap Fund's Advisory Agreement was approved by the Board of Trustees at an in person meeting held on August 25, 2005. In approving the Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of each Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services to be provided by the Adviser, the reasonableness of the fees charged for those services, and whether the approval of the Advisory Agreement would be in the best interests of the Fund and its future shareholders. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account its experience and results in managing accounts for its non-investment company clients. With regards to the TFS Small Cap Fund, the Trustees also considered the results of the Adviser in managing the TFS Market Neutral Fund. The Trustees considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Funds. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under each Advisory Agreement, the Trustees compared the fees and overall expense levels of each Fund with those of other funds with similar investment objectives. In evaluating each Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund. The Trustees also considered the fees charged by the Adviser to its other clients, including the private funds it manages.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of each Fund and its future shareholders to approve the Advisory Agreement, including the fees charged for services thereunder.

PORTFOLIO MANAGEMENT COMMITTEE

Other Accounts Managed
----------------------

The members of the Portfolio Management Committee are collectively responsible for the day-to-day management of other accounts, as indicated by the following table.

Other Accounts Managed (as of June 30, 2005)

--------------------------------------------------------------------------------------------------------------------------
                                                                                       # OF ACCOUNTS
                                                                                        MANAGED THAT
                                                          TOTAL # OF                    ADVISORY FEE   TOTAL ASSETS THAT
 NAME OF INVESTMENT                                        ACCOUNTS                       BASED ON     ADVISORY FEE BASED
      MANAGERS                 TYPE OF ACCOUNTS             MANAGED     TOTAL ASSETS    PERFORMANCE      ON PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Larry S. Eiben        Registered Investment Companies:         0             $0              0                 $0
                      Other Pooled Investment Vehicles:        4        $50,000,000          4            $50,000,000
                      Other Accounts:                          0             $0              0                 $0
--------------------------------------------------------------------------------------------------------------------------
Kevin J. Gates        Registered Investment Companies:         0             $0              0                 $0
                      Other Pooled Investment Vehicles:        4        $50,000,000          4            $50,000,000
                      Other Accounts:                          0             $0              0                 $0
--------------------------------------------------------------------------------------------------------------------------
Richard J. Gates      Registered Investment Companies:         0             $0              0                 $0
                      Other Pooled Investment Vehicles:        4        $50,000,000          4            $50,000,000
                      Other Accounts:                          0             $0              0                 $0
--------------------------------------------------------------------------------------------------------------------------
Eric Newman           Registered Investment Companies:         0             $0              0                 $0
                      Other Pooled Investment Vehicles:        4        $50,000,000          4            $50,000,000
                      Other Accounts:                          0             $0              0                 $0
--------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

     The Adviser is paid a performance fee on all of the private investment funds that it manages. Because of this conflict, the Adviser has taken steps to ensure that one client is not materially advantaged over another. These steps include the rotating of trades between clients and/or the placement of trades at different points during the day. In addition, the Adviser anticipates that the TFS Market Neutral Fund will hold a portfolio of securities with a higher average market capitalization than those of the private investment funds managed by the Adviser, which would mitigate the potential for conflicts of interest. Particularly with respect to the securities of small capitalization companies, given that these securities often have limited trading capacity, a conflict may arise in that the Funds and the private investment funds managed by the Adviser are essentially competing with each other for capacity.

Compensation
------------

     No members of the Portfolio Management Committee are compensated directly based upon the performance of the Funds or the asset levels of the Funds. However, performance and asset levels may indirectly affect their compensation in that it may affect the profits of the Adviser.

     Messrs. Eiben, Gates and Gates are managing members of the Adviser and are compensated exclusively based upon the profits of the Adviser. Mr. Newman's compensation in 2004 was both fixed and variable. The fixed portion represented a large percentage of his compensation. In 2005, Mr. Newman's compensation is entirely variable and he will be paid based upon the profits of the Adviser. All compensation is in the form of cash.

Ownership of Fund Shares
------------------------

The following table indicates the dollar range of securities of the Funds beneficially owned by the members of the Portfolio Management Committee as of June 30, 2005:

----------------------------------------------------------------------------------------------------------------------
                                                                                 DOLLAR VALUE OF FUND SHARES
    NAME OF PORTFOLIO                      FUND SHARES BENEFICIALLY                   BENEFICIALLY OWNED
MANAGEMENT COMMITTEE MEMBER                          OWNED
----------------------------------------------------------------------------------------------------------------------
Larry S. Eiben                           TFS Market Neutral Fund                   $500,001 to $1,000,000
                                         TFS Small Cap Fund                                 None
----------------------------------------------------------------------------------------------------------------------
Kevin J. Gates                           TFS Market Neutral Fund                    $500,001 to $1,000,000
                                         TFS Small Cap Fund                                 None
----------------------------------------------------------------------------------------------------------------------
Richard J. Gates                         TFS Market Neutral Fund                    $500,001 to $1,000,000
                                         TFS Small Cap Fund                                 None
----------------------------------------------------------------------------------------------------------------------
Eric Newman                              TFS Market Neutral Fund                            None
                                         TFS Small Cap Fund                                 None
----------------------------------------------------------------------------------------------------------------------


                             PORTFOLIO TRANSACTIONS

     Pursuant to each Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by each Fund and which brokers are eligible to execute a Fund's portfolio transactions.

     Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those
circumstances  where  better  price  and  execution  are  available   elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

     While the Adviser  generally seeks competitive  commissions,  the Funds may
not  necessarily  pay  the  lowest   commission   available  on  each  brokerage
transaction for the reasons discussed above.

     Investment decisions for each Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which a Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account managed by the Adviser, the policy of the Adviser generally is to randomly process trades between the accounts so that one client is not materially advantaged over the other. If transactions are executed by the same broker, then the Adviser may allocate trades based on the average price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to each Fund and the other accounts managed by the Adviser. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.


     During the fiscal period ended June 30, 2005, the TFS Market Neutral Fund paid brokerage commissions of $19,191.


                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

     Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

     As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

     -- prepares and assembles reports required to be sent to the Funds' shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Funds' proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     --   reviews the provision of dividend disbursing services to the Fund;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Funds to their shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Funds' Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

     -- prepares and files the Funds' federal income and excise tax returns and the Funds' state and local tax returns;

     -- monitors compliance of the Funds' operation with the 1940 Act and with its investment policies and limitations; and

     -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

     As Transfer Agent, Ultimus performs the following services in connection with the Funds' shareholders: maintains records for each of the Funds' shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.


     Ultimus receives fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. For its services as Administrator, each Fund pays Ultimus an administration fee that is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $2,000 per month. The fee payable by each Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the respective Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by each Fund to Ultimus as Transfer Agent is at the annual rate of $24 per shareholder account, subject to a minimum fee of $1,500 per month. Each of these fees was discounted by 20% during the fiscal period ended June 30, 2005. During such period, the TFS Market Neutral Fund paid Ultimus fees of $16,000 in its capacity as Administrator, $29,306 in its capacity as Fund Accountant, and $12,000 in its capacity as Transfer Agent.


     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 10, 2006. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed for successive one-year periods.

     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

PRINCIPAL UNDERWRITER

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

CUSTODIAN

     US Bank,  N.A.,  425  Walnut  Street,  Cincinnati,  Ohio  45202,  serves as custodian to the Trust pursuant to a Custody Agreement. US Bank's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Trust has selected Deloitte & Touche LLP, 250 East Fifth Street, Cincinnati, Ohio 45202, to serve as the Independent Registered Public Accounting Firm for the Trust and to audit the financial statements of the Trust for its fiscal year ending June 30, 2006.

TRUST COUNSEL

     The Trust has retained Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, to serve as counsel for the Trust and counsel to the Trustees who are not "interested persons" of the Trust.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Trust is an unincorporated business trust that was organized under Ohio law on January 30, 2004. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of a Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

TRUSTEE LIABILITY

     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-534-2001, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

     The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

     o Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

     o Each of the Funds' ten largest portfolio holdings as of the end of each month is included as part of a Monthly Update which is posted at WWW.TFSCAPITAL.COM. The Monthly Update is typically posted to the website within 15 days of the end of each month. The website is open to the general public.

     o The Funds do not currently disclose information regarding portfolio securities and other information regarding the investment activities of the Funds to rating and ranking
          organizations.   The  Funds  Chief  Compliance   Officer  ("CCO")  may
          authorize such disclosure if it is determined to be in the best interest of shareholders and serves a legitimate business interest of the Funds.

     o These policies relating to disclosure of the Funds' portfolio securities do not prohibit: (i) disclosure of information to the
          Adviser or other Fund service providers, which are the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by a Fund that is made on the same basis to all shareholders of the Fund.

     o The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

     o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES

     As of July 31, 2005, the following persons owned of record 5% or more of the outstanding shares of the TFS Market Neutral Fund:

                                                                   Percentage of
Investor name and address                  Number of Shares         Fund Shares
-------------------------                  ----------------         -----------
Charles Schwab & Co., Inc.                     177,097                 21.48%
101 Montgomery Street
San Francisco, California. 94104

Scott Trade, Inc.
FBO Huntrise Fund of Funds LLC                 214,693                 26.04%
1800 Bayberry Court, Suite 103
Richmond, Virginia 23226

Northwest Pathology Consultants PC             116,443                 14.12%
  Profit Sharing Trust
1251 Lake Cresent Drive
Bloomfield Hills, Michigan 48302

First Trust Corporation, Trustee                63,108                  7.65%
FBO Lawrence J. Eiben
P.O. Box 173301
Denver, Colorado 80217



                           ADDITIONAL TAX INFORMATION

     Each Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code. Depending on the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

     To qualify as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.


     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. The TFS Market Neutral Fund had net realized capital losses of $84,146 during the period November 1, 2004 through June 30, 2005, which are treated for federal income tax purposes as arising during the Fund's tax year ending June 30, 2006. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by each Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

     From time to time performance information for the Funds showing its average annual total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

     Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for
investing  in  shares  of  the  Funds  will  not  be  included  in   performance
calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of a Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

     Each Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

OTHER QUOTATIONS OF TOTAL RETURN

     The Funds may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. For example, the total return of the TFS Market Neutral Fund for the period since inception (September 7, 1004) through June 30, 2005 was 3.77%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.


PERFORMANCE COMPARISONS

     Advertisements, sales materials and shareholder reports may compare the performance of a Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     From time to time, the Funds (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Funds.

     Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.


                              FINANCIAL STATEMENTS

     The financial statements of the TFS Market Neutral Fund as of June 30, 2005, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the annual report of the Market Neutral Fund dated June 30, 2005.

APPENDIX A

                    AMENDED AND RESTATED PROXY VOTING POLICY

                            ADOPTED JANUARY 18, 2005

PURPOSE. The purpose of the policy is to describe voting procedures pertaining to all accounts over which TFS Capital LLC ("TFS") has discretionary control and the authority to vote on proxies, which includes the TFS Market Neutral Fund and the TFS Small Cap Fund (the mutual funds are referred to individually as "Fund", together the "Funds").

This Proxy Voting Policy (the "Policy") is designed to ensure that TFS and the Funds comply with the requirements under federal securities laws. Overall proxy voting will be managed in an effort to act in the best interests of TFS's clients including, without limitation, the Funds.

DEFINITION OF A PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

MATERIALITY THRESHOLD (APPLIES FOR ALL CLIENTS EXCEPT THE FUND). TFS will generally abstain from voting proxies if the proxy pertains to a client asset that is less than or equal to 5% of the client's overall assets under TFS's discretionary control. TFS believes the use of a materiality threshold is in the best interests of the client because it will enable TFS to avoid devoting limited resource time to researching issues surrounding proxy votes that are unlikely to have a material impact on a client's account. A major consideration in developing this procedure is the fact that equity shares in TFS managed accounts are generally held for very short periods of time before portfolios are reallocated, which further reduces the chance that these votes will have a material impact. Due to the nature of its trading strategy, TFS expects to rarely respond to proxies and will generally allow votes to be cast by company management.

TFS has decided that all proxies received on behalf of the Funds, regardless of the size of the Fund's position, should be voted on. TFS will delegate this authority to an outside firm that specializes in voting proxies, JMR FINANCIAL, INC. ("JMR"). JMR will generally vote proxies in accordance with this policy. However, they may use their discretion to deviate from the policy but must provide a written explanation supporting any vote that falls outside the recommendations of this policy.

JMR is not obligated to vote proxies on securities which a Fund has sold prior to receipt of the proxy materials. TFS does not believe it is in the Fund's best interest to dedicate considerable manpower to researching proxy issues when the Fund no longer holds the position and may never re-purchase the security.

PROXY VOTING PROCEDURES. TFS and JMR will adhere to the following procedures when casting a proxy vote:

1. BOARD OF DIRECTORS
1.1 ELECTION OF DIRECTORS
Corporate directors have the fiduciary duties to hire, monitor, compensate and, if necessary, terminate senior management. In order to effectively discharge these duties, directors must have the necessary qualifications, a commitment to performing their duties, high ethical standards, and independence from the company management that they oversee. A corporate board's effectiveness is enhanced when the board is composed of at least two-thirds independent directors and when an independent director serves as its chairperson.

The election of directors occurs in two contexts, uncontested elections or contested elections, and at two levels, for the entire board or for individual directors.

1.1.1 UNCONTESTED ELECTIONS
In the case of an uncontested election, we consider the following factors in voting on the entire board:

o The long-term financial and economic performance of the company in comparison with its peers as well as with a broader market such as the S&P 500;
o    The degree of independence of the board in its entirety;
o Whether or not the board takes actions, which are value-enhancing. Actions in opposition to this might include: awarding excessive compensation to executives or to the directors themselves, approving corporate restructurings or downsizings that are not in the company's best long-term interest, adopting take-over provisions without shareholder approval, or refusing to provide information to which the shareholders are entitled;
o Whether or not the board has implemented the proposals which were approved by a majority of the shareholders during the previous fiscal year; and

In the case of an uncontested election, we consider the following additional factors in voting on individual directors:

o The independence of the audit, compensation, and nominating committees. These committees maintain important roles in the process of management oversight and therefore should be composed entirely of independent directors (as is more fully described in the Guidelines, below);
o The performance of the audit, compensation, and nominating committees. Factors to consider include the quality of committee disclosure as well as the actions taken by the committees;
o The attendance of incumbent directors. The SEC requires companies to disclose any incumbent director who attended fewer than 75 percent of the aggregate board and applicable committee meetings during the last fiscal year. A failure to include this information is assumed to mean that all directors attended at least 75 percent of the meetings;
o The ability of the nominee to devote sufficient time and energy to carrying out the fiduciary duties of a director. Director nominees who are employed, or self-employed, on a full-time basis and who serve on boards at fewer than three other public companies, as well as nominees who are retired and who serve on boards at fewer than five other public companies are generally believed to have this ability;
o Chapter 7 bankruptcy, SEC violations, and criminal offenses by an individual director; and
o Whether or not the performance of the director on other boards has been acceptable.

1.1.2. CONTESTED ELECTION OF DIRECTORS
Greater scrutiny should be paid in those situations where a change of control is occurring in the context of a contested election for the board of directors. Contested elections generally occur when a board candidate or slate runs for the purpose of seeking significant change in corporate policy or control of the board. Competing slates should be evaluated based upon all of the factors described in the Guidelines' sections 1.1.1 Uncontested Elections as well as the following:

o    The background of the proxy contest;
o    The qualifications of the slate's individual candidates;
o The quality of the strategies the slate plans to implement to overcome the company's current inefficiencies as well as to enhance the company's long-term value; and
o The slate's expressed and demonstrated commitment to the interests of company shareholders.

1.2. INDEPENDENT DIRECTORS
Independence is critical to ensure that directors carry out their fiduciary duties to hire, monitor, compensate and, if necessary, terminate senior management. Weighed against this is the fact that, in a change of control situation, inside directors may be more responsive to the interests of employees and the communities in which they operate.

An independent director is one who maintains only one material relationship with the company, that of being a director. A director may be considered NOT INDEPENDENT if he or she:

o    Is, or was,  employed by the  company or by an  affiliate  in an  executive capacity;
o Is, or is affiliated with a company that is, an adviser or consultant to the company or a member of the company's senior management;
o Is, or within the past five years was, employed by a present or former auditor of the company;
o    Is  employed  by  a  customer   or  supplier   with  a  material   business
     relationship;
o Is employed by, or is affiliated with, a foundation or university that receives substantial grants or endowments from the company (e.g., in excess of $10,000 / year);
o Has a personal services contract through which it receives compensation from the company;
o Is an officer of a firm on which the company's chief executive officer or chairman is also a board member;
o Is employed by a public company at which an executive officer of the Company serves as a director; or
o    Is related to of any person described above.

1.3. EQUAL ACCESS TO THE PROXY

Proposals that give long-term shareholders the same ability as management to cost-effectively nominate directors to represent their interests, as long as these efforts do not provide a tool that can be used to facilitate hostile takeovers by short-term investors.

1.4. SEPARATE OFFICES OF CHAIRMAN & CEO
One of the principal functions of the Board of Directors is to protect shareholders' interests by monitoring and evaluating the performance of company management, including its CEO. When the Chairman of the Board is also the CEO of the company, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. In addition, the CEO normally determines the agenda for board meetings, controls what information the directors receive, and often dominates the selection of who sits on the board and who is a member of the board's committees. This unity of power has caused concern in governance commissions about whether or not having a CEO who is also the Chairman of the Board best serves the company's shareholders. The principal arguments in favor of a separate or non-executive chair have to do with enhancing the ability of the board to monitor the CEO's performance. It is assumed that directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow director leads the board. In addition, fund managers seek to guard against cases where a CEO seeks first to serve himself or herself and only secondarily the shareholders.

Generally proposals seeking to separate the positions of Chairman and CEO should be supported. However, under certain circumstances, such as a small-cap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

1.5. LEAD INDEPENDENT DIRECTOR
At companies that have not adopted an independent board chairperson, we support the establishment of a lead independent director. In addition to serving as the presiding director at meetings of the board's independent directors, a lead director is responsible for coordinating the activities of the independent directors. At a minimum, a lead independent director helps set the schedule and agenda for board meetings, monitors the quality, quantity, and timeliness of the flow of information from management, and has the ability to hire independent consultants necessary for the independent directors to effectively and responsibly perform their duties.

1.6. BOARD AND COMMITTEE SIZE
A board that is too large may function inefficiently; conversely, a board that is too small may allow the CEO to exert excessive control. It is generally believed that the most effective board size lies within a range of five to fifteen directors.

1.7 CUMULATIVE VOTING
Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining board independence from management and thus, is generally supported.

1.8. TERM LIMITS
Proposals to limit director terms and retirement policies may prohibit the service by directors who are otherwise qualified to serve the company. Since other Guidelines serve to hold directors to high standards, the best way to ensure a director's qualification is to elect him or her annually.

1.9. DIRECTOR LIABILITY
According to United States' state incorporation laws, corporate boards have a legal responsibility for the management of a company. The downside of this is that directors may potentially face a wide range of liability claims. State jurisdictions generally agree that directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

o The DUTY OF DILIGENCE requires that directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation;
o The DUTY OF OBEDIENCE is the requirement that directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - any act that is performed without the authority to commit it. In essence, directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and bylaws; and
o The DUTY OF LOYALTY requires directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

Although these three duties set general legal parameters for directors' obligations, the courts at the same time recognize that not all actions taken by directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the directors' business decisions, but only the procedures followed in reaching that decision, when determining director liability."

Management proposals occasionally seek to amend a company's charter to limit or eliminate the personal liability of directors for monetary damages for any breach of fiduciary duty to the fullest extent permitted by law. However, the great responsibility and authority of directors justifies holding them accountable for their actions.

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In  determining  whether or not to  support  such  proposals,  we  consider  the following factors:

o    The performance of the board;
o The independence of the board and its audit, compensation and nominating committees; and
o    Whether or not the company has anti-takeover devices in place.

We may support  liability-limiting  proposals  when the  company  satisfactorily
argues  that  such  action  is  necessary  to  attract  and  retain   directors.
Liability-limiting  proposals are generally  opposed for:

o    Breach of the duty of loyalty;
o Omissions not done in good faith or acts done intentionally or in violation of the law;
o    Acts involving unlawful purchase or redemption of stock;
o    Payment of unlawful dividends;
o    Receipt of improper personal benefits;

In addition, limiting liability for directors when litigation is pending against the company is generally opposed.

1.10. INDEMNIFICATION
Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for his or her acts or omissions, but the company will bear the costs for the director's conduct.

We may support indemnification proposals if the company can demonstrate the need to retain qualified directors and not compromise their independence. Generally indemnification proposals are voted in the following manner:

o Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
o Vote AGAINST indemnification proposals that insulate directors from actions that they have already taken.
o Vote FOR those proposals that provide coverage for cases when a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.

1.11. OUTSIDE DIRECTOR COMPENSATION & BENEFITS
Shareholder evaluation of director compensation is especially important since directors are responsible for compensating themselves. We support compensating directors in a fashion that rewards excellent service and in a manner that does not compromise the independence of directors. To enhance directors' independence from management, director compensation plans should be separate from executive compensation plans and should be voted on separately by shareholders. Excessively large compensation packages may also make directors less willing to challenge management out of fear of not being re-nominated. Directors who receive pensions based upon years of service as directors are less likely to challenge management if they perceive that such action might reduce the possibility of vesting. Direct

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

stock ownership is the best way to align the interests of outside directors and shareholders. Accordingly, a significant proportion of director compensation should be in the form of stock. Directors should be subject to reasonable equity holding requirements. In addition to these conditions, director compensation plans should be evaluated using the same standards as apply to executive compensation plans.

1.12. BUSINESS DEVELOPMENT
Shareholders have introduced proposals asking for further disclosures on the role that the boards of directors play in developing business. We generally support proposals asking for such additional disclosure.


2. CORPORATE GOVERNANCE & Changes in Control
Issues in this section have the potential to significantly impact the value of the client's investments. We review each issue in this section on a case-by-case basis and make a decision based upon what is in the long-term economic best interest of our clients.

Some of the proposals involving the issues in this section occur in the context of an impending or ongoing contest for company control. Other proposals can have a direct effect on the likelihood of material transactions such as tender offers, leveraged buyouts, mergers, acquisitions, restructurings, and spin-offs. In determining how to vote, we undertake an analysis of the long-term business plans of the competing parties as well as a cost/benefit analysis of the likely economic result of a change of control or material transaction.

With regard to corporate governance proposals not in the context of an impending or ongoing contest for corporate control, we consider the impact of the vote on the clients assets as well as the ability of shareholders to hold management accountable for corporate performance.

2.1. INCREASING AUTHORIZED COMMON STOCK
We may support management proposals requesting shareholder approval to increase in the number of shares of authorized common stock when management provides persuasive justification for the increase and the amount of this increase is reasonable. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement a poison pill or other takeover defense probably do not justify such an increase. Stock authorizations that increase the existing authorization by more than 50% are generally opposed unless very specific criteria and/or extenuating circumstances are involved.

2.2. REVERSE STOCK SPLITS
We may support a reverse stock split if management provides a reasonable justification for the reduced split and reduces authorized shares accordingly. Reverse stock splits exchange multiple shares for a lesser amount to increase the share price. Increasing share price is sometimes necessary to restore a company's stock price to a level that will allow it to be traded on the national stock exchanges, and can thus help to maintain stock liquidity. Failure to reduce authorized share as part of a reverse split, however, effectively results in an increase in authorized shares.

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

2.3. BLANK-CHECK PREFERRED STOCK
Blank check preferred stock is preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review. We may generally oppose requests that authorize Blank-check preferred stock especially when it may be used as an anti-takeover device.

2.4. TRACKING STOCK
We may oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business segment. Tracking stocks can be problematic in that they bring the likelihood of creating conflicts of interest between shareholders, directors, and management as the board is placed in the position of having to balance competing sets of interests under a single fiduciary authority.

2.5. REINCORPORATION
We may vote in favor of reincorporation to another jurisdiction as long as there is a sound justification for doing so and there is no significant diminution of corporate governance or management accountability. We may also vote for proposals which block or prohibit companies from reincorporating in tax havens and support proposals which urge companies to reincorporate to the US.

We may oppose reincorporation when it may be used as a takeover defense or as a method to limit director liability.

2.6. SHAREHOLDER RIGHTS PLANS
We may support the legitimate use of shareholder rights plans, typically known as poison pills. The evaluation of these plans should focus on whether or not management puts the plan to a periodic vote of the shareholders, preferably every three years, as well as whether or not the acquisition attempts thwarted by the pill could be detrimental to the long term interests of the company. In addition, we consider the threshold for triggering a poison pill, and may oppose any plan with a threshold of less than 20 percent of a company's shares.

2.7. SUPERMAJORITY VOTING REQUIREMENTS
We review supermajority proposals on a case-by-case basis, weighing the consideration that supermajority voting requirements may be used to undermine voting rights and entrench management against the potential benefit, in some circumstances, of protecting the interests of minority or outside shareholders. Generally, management proposals to require a supermajority vote and support shareholder proposals to lower supermajority voting requirements may be opposed.

2.8. DUAL CLASS VOTING
Dual Class Voting is the issuance of new classes of stock with unequal voting rights. This voting system is often designed to enhance the voting rights of company insiders and is common in family controlled companies. Dual Class Voting may entrench management at the expense of shareholders. We consider the impact on share value, the impact of creating unequal voting rights, as well as the principle of one share - one vote when voting on such a proposal.

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2.9. CONFIDENTIAL VOTING & INDEPENDENT TABULATION OF VOTING
The purpose of confidential voting is to protect shareholders from management pressure to change their votes before the shareholder meeting at which those votes are cast. Proxy voting must be protected from management coercion and use of corporate funds to lobby shareholders to change their votes.

2.10. SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
In evaluating this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company. Generally, we may oppose any attempts to limit and eliminate such rights if they already exist in a company's by-laws, and may support resolutions that seek to restore these rights.

2.11. MERGERS AND ACQUISITIONS
In determining its votes on mergers and acquisitions, we consider the following factors:

o    The potential impact of the merger on long-term corporate value;
o    The anticipated  financial benefits of the merger;
o    The offer price;
o    How was the deal negotiated;
o    Any changes in corporate governance and their impact on shareholder rights;
     and
o The impact on important stakeholders of both companies, including employees and communities.

2.12. FAIR-PRICE PROVISIONS
Fair price provisions help to guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and are generally supported. However, we also consider the provision's potential for minimizing the company's debt and the resulting impact on the long-term value of holdings in the event the shareholders do not tender.

2.13. GREENMAIL PAYMENTS
Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to the payments that a raider receives from a company in exchange for the raider's shares in addition to a guarantee that he or she will terminate his or her takeover bid. These payments are usually a premium above the market price, so while greenmail may ensure the continued independence of a company, it discriminates against other shareholders. Buying out the shares of one shareholder at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on the company's image. Economic studies show that greenmail devalues a company's stock price. When voting on this issue, we take into account whether or not the greenmail payments discriminate against some shareholders and whether or not the payments reduce shareholders' value. If the greenmail payments fail to serve the long-term economic interests of the company, such payments may be opposed.


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3.   EMPLOYEE RELATED PROPOSALS

3.1. EMPLOYEE STOCK PURCHASE PLANS
Employee Stock Purchase Plans promote a linkage between a company's employees and its shareholders. We generally support such proposals.

3.2. HIGH-PERFORMANCE WORKPLACES
High-performance workplace practices can contribute to a company's productivity and therefore to its long-term financial performance. These practices include: employee training, direct employee involvement in decision-making, compensation linked to performance, workplace security, and a supportive work environment. We generally support proposals encouraging high-performance workplace practices provided that they are deemed to be in the shareholders' best interests.

3.3. PENSION CHOICE
A number of companies have recently faced controversy as they converted traditional defined benefit plans into cash-balance plans. Traditional plan benefits accrue based on a percentage of base salary multiplied by the number of years of service, multiplied by the final five-year average base pay. Cash-balance plans reserve a fixed percentage of base salary plus interest and are portable. Conversions to cash-balance plans often hurt older workers and may be motivated by a company's desire to inflate its book profits by boosting surpluses in its pension trust funds. We evaluate each proposal and vote for proposals deemed to be in the shareholders' best interests.


4. EXECUTIVE AND DIRECTOR COMPENSATION
Executive compensation should reward executives for superior performance while ensuring that the long-term interests of the company and its shareholders are being best served. To this end, executive compensation plans should be structured with consideration for the company's goals for growth and development; the individual executive's performance; the various compensation plan features; and the potential dilution of shareholders' voting power and economic value which would occur if the compensation plan were implemented. It is the structure of an executive's compensation package which most influences whether he or she will focus on boosting the corporation's day-to-day share price or will concentrate on building long-term corporate value.

Many experts agree that pay-for-performance should be the central theme of every executive compensation plan. Pay-for-performance rewards executives for meeting explicit and demanding performance goals, as determined by the board of directors, and penalizes them for failing to meet those goals.

In determining an executive's performance goals, the board should focus on the ways in which the executive might individually contribute to the growth and development of the company as well as how the executive might be instrumental in maximizing shareholder wealth.


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

The best  measures of  shareholder  wealth  maximization  are Market Value Added
(MVA) and Economic Value Added (EVA). Shareholder wealth is maximized by maximizing the difference between the market value of the firm's stock and the amount of equity capital that is supplied by shareholders. This difference is MVA. Whereas MVA measures the effects of managerial efforts since the very inception of a company, EVA focuses on managerial effectiveness in a given year and is therefore the more appropriate measure to use to evaluate the executive's contributions to maximizing shareholder wealth. A firm adds value - that is, has a positive EVA - if its return on invested capital is greater than its weighted average cost of capital. If an executive's compensation plan is structured so that the executive focuses on creating positive EVA in all of the projects under his or her control, this will help to ensure that he or she will operate in a manner which is consistent with maximizing shareholder wealth.

Executive compensation packages are generally composed of annual salary, annual incentive awards, long-term incentive awards, stock options, and other forms of equity compensation.

4.1. STOCK OPTION PLANS
Proponents of including stock options in executive compensation plans argue that options serve to attract, retain, and motivate qualified executives. These individuals take the position that options align management and shareholder interests and encourage executives to maximize shareholder value. In addition, these individuals maintain that when stock options are performance-based they generally are not subject to the limits contained in the 1993 Tax Law, Section 162(m), which caps income tax deductions for executive salaries at $1 million.

However, stock options are sometimes abused and often have unintended and unacknowledged consequences. Opponents of stock options argue that most executives are adequately paid through salaries and cash incentive plans. In addition, these individuals maintain that stock options have an unlimited upside potential and no downside risk for executives. Whereas, shareholders bear all of the risk of stock options in terms of both economic value and voting power dilution. Furthermore, these individuals hold that stock options may harm long-term shareholder interests by motivating executives to focus on short-term expense-reduction strategies, such as cutting important research and development plans, or on undertaking overly risky projects all in an attempt to temporarily inflate stock prices and the net value of their options. Lastly, these individuals assert that stock options do not necessarily align executive interests with those of shareholders. For these reasons, stock options are often not believed to be an appropriate form of compensation for executives.

If companies choose to use stock options for executive compensation, certain safeguards should be in place. These features include stock option expensing, performance-based stock options, share holding requirements, acceptable dilution levels, and a prohibition on retroactively repricing stock options.

When voting on management proposals relating to stock options, we consider the criteria defined below (Items 4.1.1 through 4.1.9.).



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4.1.1. PERFORMANCE-BASED
Performance-based stock options tie compensation to company performance more closely than they tie compensation to the stock market, which standard stock options do. As a result, participants in performance-based stock option plans are rewarded only when company shareholders also benefit.

Performance-based stock options are defined as one of the following:

o PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met;
o PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant;
o INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index; or
o PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

There is a lot of support for compensation policies which provide challenging performance objectives and which motivate executives and directors to maximize long-term shareholder value. As a result, institutional investors are increasingly urging that, in order to align the interests of executives with those of shareholders, some portion of the stock option grants to executives and directors should be performance-based.

Premium-priced and performance-vesting options encourage executives and directors to set and meet ambitious but realistic performance targets. Indexed options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when stock options are performance-based they generally are not subject to the limits contained in the 1993 Tax Law, Section 162(m), which caps income tax deductions for executive salaries at $1 million. To ensure the full-tax deductibility of executive pay, companies now tend to pay amounts in excess of $1 million to executives in the form of incentive-based pay such as stock or stock options.

4.1.2. EXPENSING
A failure to properly account for stock options as a compensation expense has promoted the excessive use of stock options for executive compensation at some companies. This practice also obscures and understates the cost of excessive executive compensation. We generally only support the use of stock options if the stock options are fully expensed.

4.1.3. DILUTION
Stock option plans dilute company earnings, as well as shareholders' voting power and economic value. The amount of acceptable dilution varies, but any proposal which could potentially cause a total dilution of either outstanding voting power or outstanding shareholders' equity greater than 10 percent may be opposed. Higher levels of dilution may be acceptable for plans that are particularly broad-based or have especially challenging performance-based objectives.


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4.1.4. GRANT RATES
In determining how to vote on a stock option plan, we consider whether or not past equity compensation grants to senior executives were within reason and prudent. Repeatedly providing large grants may lessen the options' incentive value and may needlessly dilute the company's shares. Equity compensation plans generally should not exceed an annual stock option grant rate of one percent of shares outstanding to senior executives. Higher grant rates may be acceptable for plans that are particularly broad-based or have especially challenging performance-based objectives. We may also oppose plans that reserve a specified percentage of outstanding shares for award each year (known as an evergreen plan) instead of having a termination date.

4.1.5. REPRICING
We generally may oppose any stock option plan that does not explicitly prohibit repricing, unless the company has adopted a policy against repricing. Similarly we may oppose the replacement of underwater stock options with new option grants at a lower exercise price. In both circumstances executives would be rewarded for the poor performance of the company's stock, undermining the intention of stock option awards.

4.1.6. RELOADS
Reload grants give stock option recipients additional stock options to replace the options that have been exercised. Reloading options make it possible for the recipient to lock-in increases in stock price with no attendant risk, a benefit not available to other shareholders. Stock option reloads also contribute to excessively large compensation packages and increase stock option dilution. Lastly, reload features transfer responsibility for new option grants from directors to the executives who are exercising their options.

4.1.7. BROAD-BASED
In determining how to vote on a stock option plan, we consider whether or not a proposed plan is available to a broad base of employees. Plans, which are targeted to only the top executives of a company, create disparities in the workplace, which may adversely affect employee productivity and morale. We generally oppose plans if a significant proportion of option shares granted the previous year were issued to the top five executives.

4.1.8. HOLDING PERIOD
Equity compensation awards are intended to align management interests with those of shareholders. Allowing executives to sell their shares while they are employed by the company undermines this purpose. Executives should be required to hold a substantial portion of their equity compensation awards, including any shares received from option exercise, while they remain employed by the company.

4.1.9. COMPLEXITY
Some plans are needlessly complex, inconsistent, and complicated, or weaken performance criteria by providing directors with excessive discretionary power. We may oppose plans that allow pyramiding (using shares obtained from the exercise of each option to purchase additional shares covered under the plan), gross-ups (in which the company provides cash or

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

additional options to cover the tax-liability of options), or acceleration of the vesting requirements of outstanding awards. We may also oppose plans which bundle several kinds of awards into one plan or which do not provide clear guidelines for the allocation of awards to executives.

4.2. RESTRICTED STOCK
Many agree that best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock is a compensation plan feature which not only increases executives' direct share holdings, but also incorporates at-risk features. In an effort to reward performance and not job tenure, restricted stock vesting requirements should be performance-based. Such plans should explicitly define the performance criteria for awards to executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

We may support the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive's overall compensation.

4.3. PROPOSALS ON BASE COMPENSATION
Annual salaries and other forms of guaranteed pay should be reasonable for the recruitment and retention of executives. Section 162(m) of the Internal Revenue Code limits the tax deductibility of executive compensation in excess of $1 million unless it is performance-based. We may support proposals which address this limitation as well as those which establish reasonable levels of executive base compensation.

4.4. PROPOSALS ON VARIABLE COMPENSATION
We support enhanced disclosure and shareholder oversight of executive benefits and other perquisites. In addition, we may oppose the provisions of any perquisite or benefit to executives which exceeds what is generally offered to other company employees.

4.5. GOLDEN PARACHUTES
Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests. Proponents argue that golden parachutes ensure that executives will continue to devote their time and attention to the business, despite the threat of potential job loss due to a change in control. Golden parachutes ensure that executives will not oppose a merger that might be in the shareholders' best interests but may cost the executives their jobs.

However, since parachutes assure covered executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.


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Any severance plan or stock option "change in control" vesting feature should be contingent upon the completion of a merger, rather than the lesser standard of shareholder approval of a merger.

4.6. PROPOSALS SEEKING GREATER TRANSPARENCY AND OVERSIGHT
Shareholders benefit from full disclosure of all forms of compensation received by senior executives. Requiring shareholder approval of important compensation matters also provides an important safeguard against excessive executive pay.

4.7. PROPOSALS SEEKING ALTERNATIVE PERFORMANCE MEASURE
These shareholder proposals seek to link executive compensation to the company's achievement of objectives to improve the company's long-term performance and sustainability. We may support such proposals provided that the objectives are evaluated in addition to the traditional financial measures of company performance in determining executive compensation.

4.8. DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
Proposals which link executive compensation, benefits, and perquisites to the long-term goals of the company should be supported. In addition, proposals that seek to expand disclosure of executive compensation, benefits, and perquisites are of value to shareholders as long as such disclosure is not unduly burdensome on the company. In general, we may oppose the provision of any perquisite or benefit to executives that exceeds what is generally offered to other company employees.

5. CORPORATE RESPONSIBILITY
Corporate Responsibility shareholder proposals are based on the premise that, in order to succeed over the long-term, companies need to treat employees, suppliers, and customers well; need to be environmentally responsible; and need to be responsive to the communities in which they operate. In general, we may support such proposals as long as they contribute to or have no adverse effect upon the long-term economic interests of the company.

5.1. SPECIAL POLICY REVIEW & SHAREHOLDER ADVISORY COMMITTEES
Such policy committees are usually established by boards of directors to address broad corporate policy and to address issues on matters including shareholder relations, the environment and health and safety issues. We generally support proposals calling for the formation of such committees given the fact that this creates a method for effecting shareholder influence on companies.

5.2. CORPORATE CONDUCT, INTERNATIONAL LABOR STANDARDS, AND HUMAN RIGHTS
We generally support shareholder proposals which address corporate responsibility relating to environmental, labor and human rights standards as long as the proposals contribute to or have no adverse impact upon the long-term interests of the company.

5.3. ADOPTION OF "CERES PRINCIPLES"
CERES Principles call for the companies to protect the environment and the health and safety of the companies' employees. We generally support proposals of this kind that contribute to or have no adverse impact upon the long-term interests of the company.

5.4. LEGAL & REGULATORY COMPLIANCE
Legal and regulatory compliance proposals call upon companies to comply with, and report on, government mandates relating to non-discrimination; health and safety; affirmative action; environmental issues; labor protections; and other policies and practices that affect long-term company performance. In general we support such proposals that contribute to or have no adverse impact upon the long-term interests of the company.

5.5. SUPPLIER STANDARDS
Supplier standards proposals call on companies to institute a review process to ensure that they do not do business with suppliers that fail to comply with all applicable laws. In general, we may support such proposals.

5.6. FAIR LENDING
Fair lending proposals call for financial institutions to affirmatively comply with fair-lending regulations and statutes, institute or report on overall fair-lending policies or goals by the parent and financial subsidiaries of the corporation, or disclose lending data to shareholders and the public. It is important for financial institutions to examine the risks inherent to their fair-lending compliance practices, to institute corrective steps and safeguards, if necessary, and to report to shareholders on their findings and activities in this regard. We may generally support proposals seeking such actions.

5.7. BUSINESS STRATEGY
Shareholders have introduced proposals asking boards to examine the impact of particular business strategies on long-term corporate value in light of changing market conditions, and to report back to shareholders. We generally support enhanced disclosure to shareholders on how the company addresses issues that may present significant risk to long-term corporate value. We also generally support proposals which seek board review of business strategies that may not contribute to building long-term corporate value, so long as these proposals do not impose undue costs on the corporation.

5.8. ANALYST INDEPENDENCE
Recent investigations by the Securities Exchange Commission and the New York State Attorney General exposed widespread conflicts of interest involving investment banking practices at many financial services companies. We believe that these conflicts have helped to undermine investor confidence in the capital markets in general and investor confidence in the financial services industry in particular. Several recent shareholder proposals have urged financial service companies to effectively manage investment banking related conflicts of interest by formally separating the company's investment banking business from the company's sell-side analyst research and IPO allocation process, or by taking other measures. We generally support such proposals.

6. AUDITORS

Independent auditors play the important role in the capital markets of helping to protect the integrity and reliability of corporate financial reporting. The independent audit and resulting opinion letter are intended to enhance investors' confidence that the financial statements on which they rely provide an accurate picture of a company's financial condition. Recent accounting scandals illustrate the consequences for investors when this audit process breaks down.

 When a company engages its audit firm to perform non-audit services, this may compromise the independence of the audit firm, and may give rise to questions and concerns about the integrity and reliability of the auditor's work. Both the type and the amount of work performed for a company by its outside audit firm must be scrutinized. Real and perceived auditor conflicts are most serious when non-audit services constitute a significant percentage of the total fees paid by the company to the auditor, or when the nature of these non-audit services places the auditor in the role of advocate for the company, or its executives.

We might consider that companies should only engage their auditors to perform audit services. However, the performance of certain non-audit services might not necessarily compromise the independence of the audit process.

6.1. AUDITOR RATIFICATION
We may vote against ratification of the auditors when:

o There is reason to believe that the company's auditors have become complacent in the performance of their auditing duties;
o There has been a change in auditors from the prior years and it is determined that the cause is a disagreement between the company and the terminated auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or practice;
o The auditor provides advice on tax avoidance strategies, as disclosed in the qualitative discussion of tax services, or any other tax or other service that the voting fiduciary believes places the auditor in the role of advocate for the company or its executives;
o The fees for non-audit services account for a significant percentage of total fees. When fees for non-audit services are more than 20% of total fees there should be concern, and when non-audit services exceed 50% of total fees it is inappropriate and a serious threat to auditor independence. In determining the appropriate threshold at a particular company, the voting fiduciary should consider the nature of the non-audit services provided and the level of detail provided in the qualitative descriptions of non-audit fees; and
o    A company has had the same audit firm for more than seven years.

We recognize that a vote against ratification of the auditor based upon the above standards may raise concerns about the performance of the audit committee. When these concerns are serious, we may also consider withholding votes for directors serving on the audit committee.

6.2. SHAREHOLDER PROPOSALS RELATING TO AUDITORS

We may support shareholder proposals to enhance auditor independence, including those that complement or strengthen the minimum acceptable standards established above.



7. OTHER ISSUES
 If an issue is to be voted on that has not been previously addressed, we will look at the issue on a case-by-case basis and make the vote in what we feel is in the best interest of the client.

CONFLICTS OF INTEREST. TFS will devote a reasonable amount of time to researching the key issues surrounding a vote and will vote in a manner deemed to be in the best interests of its clients. TFS does not expect many conflicts of interest to exist given the clear guidelines for casting votes on behalf of clients and the limited amount of discretion that will be used. Moreover, TFS will not be concerned with potential conflicts of interest for votes cast on behalf of the Fund by JMR. Given that JMR is a separate firm from TFS and will vote independently from TFS, no conflicts should arise with regard to votes cast on behalf of the Fund.

 If a material conflict of interest exists, TFS will always endeavor to put the client's interests ahead of its own interests and those of its employees. If a material conflict of interest arises between two clients of TFS, then TFS will endeavor to act in the best interests of each client individually based on each client's financial goals and objectives.

Recordkeeping.
-------------

A.   ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     Rule 206(4)-6 requires TFS to disclose in response to any client request how the client can obtain information from TFS on how its securities were voted. TFS has disclosed in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to TFS. Upon receiving a written request from a client, TFS will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires TFS to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. TFS will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, TFS will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

B.   FUND DISCLOSURE

     DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

     The Fund's Statements of Additional Information ("SAI") on Form N-1A will briefly disclose the Fund's Policy to its shareholders. The Fund's Policy will be attached to the SAI as an appendix. In addition, the Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified telephone number, by reviewing the Fund's shareholder reports, and by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     Disclosure of the Fund's Complete Proxy Voting Record

     Beginning after June 30, 2005, the Fund will disclose to its shareholders - in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended - on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

     The Fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          (i)   The  name of the  issuer  of the  portfolio  security;
          (ii)  The exchange ticker symbol of the portfolio security;
          (iii) The  Council  on  Uniform  Security   Identification  Procedures
                ("CUSIP")  number for  the  portfolio  security  (if   available
                through reasonably practicable means);
          (iv)  The shareholder  meeting date;
          (v)   A brief  identification  of the  matter  voted on;
          (vi) Whether matter was proposed by the issuer or by a security holder;
          (vii) Whether the Fund cast its vote on the matter;
          (viii)How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          (ix)  Whether the Fund cast its vote for or against management.

     The Fund will make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website. If the Fund discloses its proxy voting record on or through its website, the Fund must post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

     The Fund will also include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or on or through the Fund's website at a specified Internet address or both and (2) on the SEC's website. If the Fund discloses that is proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to equally prompt delivery.

C.   TFS RESPONSIBILITY

     TFS shall keep the following records for a period of at least five years, the first two in an easily accessible place:

          (i)  A copy of this Policy;
          (ii) Proxy Statements, Annual Reports, and Proposals received regarding client securities;
          (iii) Records of votes cast on behalf of clients;
          (iv) Any documentation prepared by the Adviser that was material to making a decision how to vote, or that memorialized the basis for the decision (notes of which will normally to be documented on the proxy statement or ballot);
          (v)  Records of client requests for proxy voting information, and
          (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by the Adviser. These records may be kept as part of the Adviser's records.

     TFS may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by TFS that are maintained with a third party such as a proxy voting service, provided that TFS has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

PART C.   OTHER INFORMATION
          -----------------

Item 23.  EXHIBITS
          --------

     (a) Agreement and Declaration of Trust--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on March 16, 2004

     (b)  Bylaws    --Incorporated   herein   by   reference   to   Registrant's
          Pre-Effective Amendment No. 1 filed on March 16, 2004

     (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

     (d) (i) Investment Advisory Agreement with TFS Capital LLC on behalf of TFS Market Neutral Fund--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on March 16, 2004

          (ii) Form of Advisory Agreement with TFS Capital LLC on behalf of TFS Small Cap Fund--Filed herewith


     (e)  Distribution     Agreement    with    Ultimus    Fund    Distributors,
          LLC--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on March 16, 2004

     (f)  Inapplicable

     (g) Custody Agreement with US Bank, N.A.--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on May 28, 2004


     (h) (i) Expense Limitation Agreement for Market Neutral Fund with TFS Capital LLC--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on May 28, 2004

          (ii) Expense Limitation Agreement for Small Cap Fund with TFS Capital LLC--Filed herewith

          (iii)Administration    Agreement   with   Ultimus   Fund    Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Pre-Effective Amendment No. 1 filed on March 16, 2004

          (iv) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on March 16, 2004

          (v)  Fund   Accounting   Agreement   with  Ultimus   Fund   Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Pre-Effective Amendment No. 1 filed on March 16, 2004

     (i)  Opinion of Counsel--Filed by Amendment

     (j)  Consent  of  Independent   Registered  Public  Accounting  Firm--Filed
          herewith

     (k)  Inapplicable

     (l)  Initial  Capital   Agreement--Incorporated   herein  by  reference  to
          Registrant's Pre-Effective Amendment No. 2 filed on May 28, 2004

     (m)  Inapplicable

     (n)  Inapplicable

     (o)  Inapplicable

     (p)  (i)  Code of Ethics of TFS Capital  Investment  Trust and TFS Capital,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Pre-Effective Amendment No. 3 filed on July 14, 2004

          (ii) Code of Ethics of Ultimus Fund Distributors, LLC--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on March 16, 2004

(Other Exhibits)   Powers of Attorney  of the  Trustees--Incorporated  herein by reference  to  Registrant's  Post-Effective  Amendment  No. 3
                   filed on July 14, 2004

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  INDEMNIFICATION
          ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

     The Investment Advisory Agreements with TFS Capital, LLC ("TFS") provides that TFS shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect TFS against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

     The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

     The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant, its Trustees and officers, and TFS. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
          --------------------------------------------------------

     TFS is a registered investment adviser that manages more than $65 million in assets as of July 31, 2005. TFS serves as managing member or portfolio manager to the following four private investment companies: Huntrise Capital Partners LLC, Huntrise Capital Leveraged Partners LLC, Huntrise Global Partners, Ltd. and Huntrise Market Neutral LLC.

     The principals of the Adviser set forth below have not engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years:

     Larry S. Eiben - Principal and Portfolio Manager of the TFS; President and a Trustee of Registrant

     Richard J. Gates - Principal and Portfolio Manager of the TFS

     Kevin J. Gates - Principal and Portfolio Manager of the TFS

Item 27.  PRINCIPAL UNDERWRITERS
          ----------------------

     (a) Ultimus Fund Distributors, LLC (the Distributor") also acts as the principal underwriter for Hussman Investment Trust, Williamsburg Investment Trust, The Shepherd Street Funds, Inc., Oak Value Trust, Profit Funds Investment Trust, The Berwyn Funds, The Cutler Trust, Destination Funds, Schwartz Investment Trust, Veracity Funds and The GKM Funds, other open-end investment companies.

                                 Position with             Position with
     (b)  Name                   Distributor               Registrant
          ------------------     ---------------------     ------------------
          Robert G. Dorsey       President/Managing        Vice President
                                 Director

          John F. Splain         Secretary/Managing        Secretary
                                 Director

          Mark J. Seger          Treasurer/Managing        Treasurer
                                 Director

          Theresa A. Bridge      Vice President            Assistant Treasurer

          Wade R. Bridge         Vice President            Assistant Secretary

          Steven F. Nienhaus     Vice President            None

     The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

     (b)  Inapplicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, TFS Capital LLC, 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226. Certain records, including records relating to the possession of Registrant's securities, may be maintained at the offices of Registrant's custodian, US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
          -------------------------------------------------

          Inapplicable

Item 30.  UNDERTAKINGS
          ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond and State of Virginia, on the 18th day of August, 2005.


                                TFS CAPITAL INVESTMENT TRUST

                                  By:  /s/ Larry S. Eiben
                                       -------------------
                                       Larry S. Eiben
                                       President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                       Title                      Date
---------                       -----                      ----
/s/ Larry S. Eiben              Trustee,                   August 18, 2005
---------------------           President and Secretary
Larry S. Eiben


/s/ Mark J. Seger               Treasurer                  August 18, 2005
---------------------
Mark J. Seger


         *                      Trustee
---------------------
Mark J. Malone


         *                      Trustee                    /s/Wade R. Bridge
---------------------                                      ---------------------
Brian O'Connell                                            Attorney-in-Fact*
                                                           August 18, 2005
         *                      Trustee
---------------------
Thomas Michael Frederick


         *                      Trustee
---------------------
Larry J. Sabato


         *                      Trustee
---------------------
Merle C. Hazelton

                                INDEX TO EXHIBITS
                                -----------------

(d) (ii) Form of Advisory Agreement with TFS Capital LLC on behalf of TFS Small Cap Fund

(h)  (ii) Expense Limitation Agreement for Small Cap Fund with TFS Capital LLC

(j)  Consent of Independent Registered Public Accounting Firm